AGREEMENT



AGREEMENT made as of the 1st of July, 1994, between NATIONAL HEALTH INDUSTRIES, INC., a Delaware corporation, with its principal office at 9200 Shelbyville Road, Louisville, Kentucky 40222 (hereinafter referred to as "Management Co."), and GALEN OF KENTUCKY, INC. d/b/a AUDUBON REGIONAL MEDICAL CENTER, a Kentucky corporation, with its principal office at One Audubon Plaza Drive, Louisville, Kentucky 40217 (hereinafter referred to as the "Hospital").

W I T N E S S E T H:

WHEREAS, the Hospital maintains a department which operates as a home health agency known as "Caretenders". (the "Agency");

WHEREAS, Management Co. and it's subsidiaries (collectively, "Management Co.") provide management services suited to and designed for the operation of home health agencies; and

     WHEREAS, Management Co. desires to provide management services to the Agency, and the Hospital desires to procure such services from Management Co. for the Agency, pursuant to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.   RETENTION OF MANAGEMENT CO.: AUTHORITY

Subject to the terms and conditions of this Agreement, the Hospital hereby retains Management Co. to provide management services for the Agency, and Management Co. hereby accepts such retention by the Hospital. Pursuant to this Agreement, Management Co. shall have the authority and responsibility to manage, supervise and administer the day-to-day operations of the Agency subject at all times to the Hospital's ultimate responsibility for and authority over the governance, management and operations of the Agency, and Management Co.'s compliance with (a) the policies and procedures adopted by the Hospital and the Agency from time to time, (b) specific and general directives from the Hospital's and the Agency's governing board(s) and management and (c) all applicable laws, rules and regulations, including, without limitation, the Medicare Conditions of Participation for Home Health Agencies, now set forth at 42 C.F.R. 484.1 et seq., as amended or recodified from time to time or any substitute or successor regulations (the "Conditions").

2.   OBLIGATIONS OF MANAGEMENT CO.

     During the term of this Agreement, subject to the limitations set forth in Section 1 and subject to the obligations of the Hospital set forth herein, Management Co. shall, as requested perform the services set forth below:

(a)  Supervise the general operations of the Agency, as follows:

(i)  Provide on-site consultation for management regarding policy development;

(ii) Provide strategic planning and analysis of the Agency's integration into the Hospital's mainstream operations;

(iii) Assist in maintaining, renewing and supplementing all local, state and federal applications, certifications, licenses, forms and permits necessary or appropriate for the operation of the Agency;

(iv) Assist in maintaining the Agency's compliance with all governmental laws, rules and regulations, including the Conditions;

(v) Supervise the preparation for and assist in the conduct of the Agency's regulatory surveys and inspections, as follows:

     (1) Assist the Agency in maintaining appropriate state licensure as a home health agency. Management Co. will use its best efforts to the Agency in remedying any deficiencies identified by the state licensing authority.

     (2) Assist the Agency in maintaining certification to participate in Medicare, Medicaid and other reimbursement programs in which the Agency participates. Management Co. will use its best efforts to assist the Agency in remedying any deficiencies identified by such programs.

     (3) Assist the Agency in maintaining certification by the Joint Commission the Accreditation of Healthcare Organizations ("JCAHO"). Management Co. will use its best efforts to assist the Agency in remedying any deficiencies identified by JCAHO;

(vi) Assist in the negotiation and maintenance of the Agency's contractual arrangements with service providers and lessors;

(vii)Supervise plant and equipment maintenance and

(viii)Assist in the design, implementation and maintenance of operating, organizational, office and personnel policies and procedures for the Agency;

(ix) Assist and advise the Agency regarding administrative personnel matters;
and

(x) Provide assistance with other daily administrative functions, as requested;

(xi) Provide on-site training for home care coordinators and on generally accepted methodologies for conducting the services of the Agency;

(xii)Provide tracking, analysis and reporting for all referrals, categorized by physician, hospital and hospital department; and

(xiii)Participate in public, marketing and educational, business plan preparation and the development of the Agency's services by providing formats for community awareness and other activities.

(b) Assist in the development of the Agency's business, services and relations, as follows:

               (i) Provide on-site training for home care coordinators and general on accepted methodologies for promoting the services of the Agency;

               (ii) Provide tracking, analysis and reporting for all
                    referrals, categorized by physician, hospital and hospital department; and

               (iii)Assist in public, marketing and educational, business plan preparation and the development of the Agency's services by providing formats for community awareness and other activities.

(c) Oversee and manage the clinical staff and clinical operations of the Agency, as follows:

               (i) Assist the Agency in the recruiting of clinical personnel and assist and advise the Agency with respect to other clinical personnel matters;

               (ii) Provide on-site consultation regarding the development and implementation of clinical policies;

               (iii)Design and assist in the implementation of Continuous
                    Quality Improvement Strategies (CQI) and patient satisfaction measures for the Agency;

               (iv) Assist in the development and implementation of quality assurance and utilization review policies;

               (v) Provide staff to conduct training programs and seminars for professional and non-professional administrative and clinical personnel of the Agency, as necessary, and provide staff development and staff training modules for clinical staff;

Hold staff development and departmental meetings with applicable Agency and Management Co. personnel, as necessary;

Provide analyses and evaluations of staffing patterns in relation to patient mix, scope of services and number of disciplines;

Assist and advise the Agency regarding the maintenance of a medical records system, and

Perform, directly or under arrangement, medical record/utilization review audits, as necessary.

(d) Assist the Hospital in managing the financial affairs of the Agency, as follows:

(i) Perform all billing and collecting activities in a manner consistent with that utilized by the Management Co. for its other agencies. Management Co. shall perform those services in accordance with applicable Medicare and Medicaid guidelines, including, without limitation, requirements for the timely submission of claims;

(ii) Monitor payments to the Agency and oversee the Agency's collection system;

(iii)Monitor and review the posting of cash receipts;

(iv) Maintain, review and monitor Medicare/Medicaid logs;

(v)  Supervise the follow-up on outstanding receivables;

(vi) Review and monitor transaction logs;

(vii) Consult in the processing and payment of the Agency's accounts payable and payroll;

(viii) Assist in the preparation of the annual budget of the Agency; and

(ix) Consult with and assist the Hospital's accounting staff and outside accountants, as necessary.

(x)  Provide billing and collecting activities with monthly reconciliations.

(e) Manage the aspects of the operations of the Agency that are affected by third party reimbursement, as follows. Management Co. agrees to continue to provide the services described in Subsections (vi) - (ix) below as may be reasonably requested by the Agency following expiration or termination of this Agreement by either party, without additional charge to the Hospital, until all cost reports pertaining to patient visits provided prior to the expiration or termination of this Agreement have been filed. Management Co. will also provide reasonable billing, collection and computer services pertaining to visits performed prior to the expiration or termination of this Agreement for the period ending six (6) months after expiration or termination of this Agreement without additional charge to the Hospital. Management Co. will, after the date of expiration or termination of this Agreement and upon reasonable request of the Hospital provide other services of the type and nature specified in this Agreement in return for which Management Co. will be compensated at a rate of one hundred fifty dollars ($150.00) per hour. Management Co. shall not be required to provide any services under this Agreement after the Agency has reached final settlement of all cost reports pertaining to patient visits provided prior to the expiration or termination of this agreement:

               (i) Review and assist in preparation of monthly cost reports for purposes of internal management information;

               (ii) Review and assist the Hospital's reimbursement staff in the preparation of all quarterly interim rate computations, periodic reimbursement reports, annual cost reports and other required data and reports for the Hospital's submission to the Agency's Medicare fiscal intermediary, Medicaid and other third party payors, as may be necessary under the provision of laws, rules, regulations and general instructions of Medicare, Medicaid or any other local, state, federal or other program in which the Agency participates;

               (iii)Provide on-site reimbursement consulting, as necessary and periodic reimbursement reports;

               (iv) Assist the Hospital's reimbursement staff in developing specific reimbursement policies for the Agency;

               (v) Monitor all cost cap and therapy 1imitations published by third party payors in light of applicable requirements;

               (vi) Assist in the preparation for and conduct of Medicare and Medicaid audits, and attend all exit conferences;

               (vii)Review initial reimbursement settlements and proposed audit adjustments and prepare commentary for submission to the relevant authorities (e.g., the Medicare fiscal intermediary), as necessary;

               (viii)Provide consultation regarding correspondence with governmental agencies and fiscal intermediaries, and provide primary advice and research on reimbursement matters affecting the Agency;

               (ix) Provide advice and assistance to the Agency in connection with the pursuit and prosecution of reimbursement appeals; and

               (x) Assist the Agency in maintaining and updating an appropriate charge structure.

(f)  Provide the following standby services:

               (i) Provide clinical, administrative or financial consulting personnel as may be necessary from time to time to assist in the operation of the Agency;

               (ii) Provide data to the Hospital related to local, regional and national trends in home care as well as market research data to which Management Co. may have access; and

(iii) Participate with the Hospital in the conducting of feasibility studies, as necessary.

          (g) Throughout the term of this Agreement, Management Co. shall submit monthly and annual progress reports to the Hospital for the Agency. Management Co.'s progress reports will address, among other things, Management Co.'s success in meeting defined goals and objectives for services and the Agency's operations, as set forth in this Agreement, the Agency's business plan or as otherwise agreed upon by the Hospital and Management Co.

          (h) Management Co. shall provide Computer Services to the Hospital and/or Agency according to the following terms and conditions:

               (i) The system as defined by this document includes the hardware supplied by Management Co. and all system and application software residing on the hardware as supplied;

               (ii) Management Co. is responsible for the maintenance of the system in good operating condition throughout the term of this Agreement through routine maintenance and repair. Management Co. will provide twenty-four (24) hour per day, seven (7) day per week, repair and maintenance services for the Hardware;

               (iii) The cost associated with the correction of hardware malfunctions shall be borne at all times by Management Co.

               (iv) Management Co. will furnish the Agency with access to any and all updates, modifications, improvements, revisions and enhancements to the system software.

               (v) Management Co. will provide assistance with development of the interfaces between the system and the Hospital's computer system.

               (vi) Management Co. will provide upon reasonable request by the Hospital, from time to time, and subject to any requirements imposed on Management Co. by its hardware and software vendors, routine minor modifications to the system. Services related to customization and/or major modifications will be paid for by the Hospital at Management Co.'s standard charges for time and materials.

               (vii) Any and all customized and/or modified software shall remain the property of Management Co. or its software vendors as an integral part of the system.

               (viii) The components of the system located in the Agency's offices shall be used for operating the system as described in this agreement and for no other purpose. No software other than the software furnished by Management Co. shall be utilized on the system without prior written consent of Management Co.

               (ix) The Hospital and the Agency shall ensure that the management and data entry personnel working in the Agency's offices cooperate with Management Co. in the discharge of Management Co.'s duties under this Agreement and comply with the reasonable instructions provided by Management Co. from time to time as to the proper use and functioning of the system.

               (x) Under no circumstances shall the Hospital make any modifications, customizations or other revisions to the System or any component of the system without prior written consent of Management Co.

               (xi) The Hospital acknowledges that the system and all of its component parts (including, without limitation, specifications, manuals and other documentation) are, and shall remain, the sole and exclusive property of Management Co. At no time during the term of this agreement or thereafter shall the Hospital assign, sell, license, lease, duplicate, transfer, pledge or encumber the system or any component part of the system. Upon termination of this agreement, all of the Hospital's rights with respect to the system shall terminate and Management Co. shall be entitled to remove the components of the system located in the Agency's offices.

3.   OBLIGATIONS OF THE HOSPITAL

          (a) The Hospital agrees that the Agency is and will continue to be, subject to the obligations of Management Co. to provide the management services set forth herein, operated and maintained as a duly certified, licensed and accredited home health agency in accordance with: (i) the Conditions; (ii) the provisions contained in the Medicare "Home Health Agency Manual", HIM-ll, and other applicable Medicare or Medicaid manuals and general instructions;
          (iii) any and all other applicable federal, state or local laws, rules or regulations; and (iv) all supplements, amendments, substitutions or additions to any of the foregoing..

          (b) The Hospital shall employ for the Agency, directly or under arrangement, adequate clinical and administrative staff who are capable of providing all of the Agency's clinical services and performing its administrative duties, all in conformity with the standards now or hereafter prescribed by any law, rule or regulation which may be applicable to the operation of the Agency, including the Conditions. Hospital shall consult with the Management Co., from time to time, to determine whether there is adequate clinical and administrative staff, and shall use its best efforts to comply with Management Co.'s recommendations. Hospital's failure to provide adequate clinical and administrative staff will preclude the Management Co. from performing its duties hereunder.

          (c) The Hospital shall, at all times, be ultimately responsible for the direction and control of the Agency, including, but not limited to, all professional and ethical affairs, all fiscal affairs and all general operating policies.

          (d) The Hospital and the advisory board of the Agency shall request and receive recommendations from Management Co. and shall duly consider all such recommendations concerning operations of the Agency prior to adopting any changes in the policies, procedures, directives or bylaws applicable to the Agency. A representative of Management Co. shall be entitled to receive notice of and to attend all meetings of the Agency's advisory board, other than meetings or portions thereof devoted to a review of the performance of Management Co. hereunder. At meetings or portions thereof attended by Management Co., representatives of Management Co. shall be permitted to participate in discussions of Agency operations, but shall not be entitled to vote. The Hospital shall promptly deliver or communicate to Management Co. a copy of resolutions, directives and authorizations which in any way affect the services provided by Management Co. under this Agreement.

4.   FEES

          (a) In consideration of the services to be provided by Management Co. pursuant to this Agreement, the Hospital shall pay to Management Co. fees as set forth in Exhibit A attached hereto.

          (b) Management Co. will bill the Hospital monthly by itemized invoice for services provided during the preceding month. The Hospital will pay invoices for fees within thirty (30) days of receipt. All amounts not paid to Management Co. when due should bear interest at the rate of 1 1/2 % per month until paid in full.

          (c) In the event that Hospital or any of its affiliates acquires, operates or affiliates with another home health agency in the counties covered by this Agreement, and Hospital or any of its affiliates do not engage Management Co. to manage said agency(s), the management fee payable during any contract year to Management Co. under this Agreement shall be the greater of the fee required by Paragraph 4(a) or One Million Four Hundred Thousand Dollars ($1,400,000) per year, beginning in the year that this provision is triggered and for each year thereafter until the expiration or termination of the Agreement.

          (d) Disallowance of Fees. Any fees paid to Management Co. by Hospital pursuant to this Agreement that are not allowed by the Medicare Program because they are not comparable with marketplace prices for similar services, shall be forgiven or repaid by Management Co. to the Hospital, and Hospital shall have no liability to Management Co. for such disallowed fees; provided, however, that such forgiveness or repayment shall not occur until thirty (30) days after the later of (1) such time as the parties have exhausted such administrative and legal remedies that they deem appropriate to pursue to challenge the disallowance of such fees by the Medicare Program, or (2) the completion of any arbitration as provided herein.

          (e) Challenge of Disallowance of Fees. In any challenge to a disallowance of Management Co.'s fees, Management Co. shall be entitled to participate fully in the challenge through counsel of its own choosing. In the event that one hundred percent (100%) of the disallowed amount results from the Medicare Program's determination that the Management Co. fees were not comparable with marketplace prices for similar services, Management Co. shall be entitled to assume control of the challenge in the Agency's name. If the Hospital elects not to pursue the matter or if, in the reasonable judgment of Management Co., the Hospital is not vigorously pursuing the challenge, Management Co. shall be entitled to assume control of the challenge in the Agency's name.

          (f) Settlement. The Hospital shall not be entitled, without the prior written consent of Management Co., to enter into any settlement or compromise of any such claim, where either (i) fifty percent (50%) or more of the disallowed amount results from the Medicare Program's determination that the Management Co. fees were not comparable with marketplace prices for similar services; or (ii) where the disallowance results in an indemnification liability of Management Co. of greater than one hundred thousand dollars ($100,000.00) to Hospital.

          (g) Allocation of Settlement. In the event that a global settlement is reached, the parties will attempt to agree on a reasonable allocation of the total disallowances, as settled. If the parties are unable to reach agreement on the allocation within ninety (90) days of the settlement, either party may submit the dispute to arbitration as provided in Section 22.

          (h) Costs of Appeals. Each party shall be responsible for its own fees and expenses, including those of its legal counsel, in pursuant reimbursement appeals hereunder.

          (i) Effect of Termination. The rights and obligations of the parties under Subsections (c) - (g) shall survive the termination of this Agreement.

          (j) Damages. Under section 4(c), Hospital may have to pay liquidated damages to Management Co. To the extent that liquidated damages are paid under section 4(c), Hospital will not enforce the indemnification provision under section 4(d) of the Management Contrct.


5.   PROPRIETARY MATERIALS AND INFORMATION; COVENANT NOT TO HIRE AWAY
EMPLOYEES

          (a) The Hospital acknowledges and agrees that the various policy and procedure manuals developed by Management Co. and used by Management Co. in the provision of management services to home health agencies, are proprietary in nature, shall be and remain (along with any corresponding copyrights, patents or similar rights) the sole property of Management Co. and shall not at any time be directly or indirectly used, distributed, disclosed, copied or otherwise employed by the Hospital, except in the operation of the Agency under Management Co.'s management during the term of this Agreement. Upon termination of this Agreement, the Hospital shall return to Management Co. all such manuals (including all portions and copies thereof) in the Hospital's possession or within its control, shall use reasonable efforts to ensure that its employees have not retained any such manuals or portions or copies thereof and, upon request by Management Co., shall confirm compliance with the foregoing in writing.

          (b) The Hospital acknowledges that Management Co. has spent a great deal of time, money and effort to recruit, hire and train qualified personnel to provide management services to home health agencies such as the Agency. Accordingly, during the term of this Agreement and for a period of one (1) year thereafter, the Hospital shall not, directly or indirectly, alone or with others, solicit, attempt to solicit or otherwise induce or attempt to induce to leave Management Co.'s employ, without the prior written consent of Management Co., any of the employees of Management Co. who performed services on behalf of Management Co. for the Agency at any time during the term of this Agreement.

          (c) The Management Co. acknowledges that the Hospital has spent a great deal of time, money and effort to recruit, hire and train qualified personnel to work for the Agency. Accordingly, during the term of this Agreement and for a period of one (1) year thereafter, Management Co. shall not, directly or indirectly, alone or with others, solicit, attempt to solicit or otherwise induce or attempt to induce to leave the Hospital's employ, without the prior written consent of the Hospital, any of the employees of the Hospital who worked for the Agency at any time during the term of this Agreement.

          (d)  In the event of a breach or threatened breach of Subsections
          (a) or (b) by the Hospital, the Hospital acknowledges and agrees that Management Co. will be entitled to injunctive relief in order to prevent the breach or continuing breach thereof, without having to post bond, in addition to any and all other rights and remedies available to Management Co. at law or in equity.

          (e) In the event of a breach or threatened breach of Subsection (c) by Management Co., Management Co. acknowledges and agrees that the Hospital will be entitled to injunctive relief in order to prevent the breach or continuing breach thereof, without having to post bond, in addition to any and all other rights and remedies available to the Hospital at law or in equity.

          (f) The rights and obligations of the. parties under this Section 5 shall survive termination of this Agreement.

          (g) Subsection (b) and (c) shall not apply to an employee who is terminated or voluntarily leaves the employ of the Hospital or Management Co., as the case may be, and is not employed by the other party to this Agreement within sixty (60) days after the last day of employment.

6.   OWNERSHIP AND CONFIDENTIALTY OF AGENCY INFORMATION AND DATA

     Management Co. acknowledges that it will obtain and/or have access to various confidential information concerning the business and affairs of the Agency in connection with the performance of Management Co.'s obligations hereunder. Such confidential information includes, but is not limited to, patient information and records, employee and financial information ("Confidential Information"). Management Co. agrees (1) to hold the Confidential Information in strict confidence, (2) not to use the Confidential Information for any purpose other than the performance of Management Co.'s obligations hereunder, (3) not to disclose any of the Confidential Information to any third party or any of Management Co.'s employees, agents or representatives other than those who need to know and/or have access to such Confidential Information in connection with the performance of their duties on behalf of Management Co., and (4) to return to the Hospital or destroy or delete, at the Hospital's election, all or the relevant portions of any of the documents and other materials embodying Confidential Information (including all copies thereof) in Management Co.'s possession upon termination of this Agreement. The foregoing restrictions shall not, however apply to information which (1) is generally known to and available for use within the trade or by the public at the time of disclosure to Management Co., (2) becomes generally known to and available for use within the trade or by the public other than as a result of a breach of Management Co. 's duty of confidentiality hereunder, (3) was in the possession or knowledge of Management Co. free of Confidentiality restrictions prior to the time of disclosure to Management Co. by the Hospital, or becomes available to Management Co. from a third party who or which is not bound by confidentiality restrictions, (4) is required to be disclosed by law or pursuant to a court order, subject to prompt prior written notice by Management Co. to the Hospital of such potential disclosure and the Hospital's right to prevent or otherwise limit such disclosure with the bounds of the law or court order, or (5) is authorized to be used and/or disclosed to third parties by the Hospital in writing, subject to execution of a confidentiality agreement acceptable to the Hospital by the third party. Management Co. further agrees to comply with any and all laws and regulations and procedures relating to patient and all other information which is disclosed to Management Co. or to which Management Co. has, and to comply with the Hospital's applicable reasonable security and confidentiality policies and procedures relative to the Agency's facilities, communications and information. The Hospital shall have the right to deny Management Co. access to the Agency's facilities, communications and information at such times when Management Co. fails to comply with the Hospital's applicable reasonable policies and procedures. The provisions of this Section 6 shall survive termination of this Agreement. Management Co. acknowledges and agrees that any breach or threatened breach by it of the provisions of this Section would cause the Hospital irreparable injury for which the Hospital would have no remedy at law and that, in addition to any other remedies which it may have, the Hospital shall be entitled to preliminary and permanent injunctive relief against any such breach or threatened breach.

7.   TERM AND TERMINATION

          (a) Subject to Subsections (b) through (d) below, this Agreement shall have a term of five (5) years beginning July 1, 1994 and terminating on June 30, 1999. Within one hundred eighty (180) days prior to the expiration of the term of this Agreement, the Hospital shall notify Management Co. of the Hospital's plans regarding management of the Agency thereafter in order to allow Management Co. sufficient time to make appropriate plans and arrangements.

(b)  The Hospital shall have the power to terminate this Agreement as follows:

               (i) If Management Co. breaches or defaults in the performance of any material term, condition or undertaking set forth herein and fails to cure such breach or default within thirty (30) days of its receipt of written notice from the Hospital describing in detail the occurrence and nature of the breach or default, or fails to submit a plan reasonably acceptable to Hospital for curing the breach or default within such thirty
               (30) day period and to thereafter diligently cure the breach or default pursuant to the plan if the breach or default cannot reasonably be cured within the thirty (30) day period;

               (ii) Immediately upon written notice if Management Co. becomes insolvent, has a petition in bankruptcy filed with respect to it which is not dismissed or discharged within thirty (30) days or makes an assignment for the benefit of creditors;

               (iii) Immediately upon written notice if Management Co. shall commit or be involved in any act involving fraud or shall misappropriate Agency funds; and

               (iv) Immediately upon written notice if Management Co. is barred or suspended from involvement in the Medicare or Medicaid Programs.

(c) Management Co. shall have the power to terminate this Agreement as follows:

               (i) If the Hospital breaches or defaults in the performance of any material term, condition or undertaking set forth herein and fails to cure such breach or default within thirty (30) days of its receipt of written notice from Management Co. describing in detail the occurrence and nature of the breach or default, or fails to provide a plan reasonably acceptable to Management Co. for curing the breach or default within such thirty (30) day period and to thereafter diligently cure the breach or default pursuant to the plan if the breach or default cannot reasonably be cured within the thirty (30) day period; provided, however, that for a breach or default involving the payment of money, the cure period shall be limited to ten (10) days;

               (ii) Immediately upon written notice if the Hospital has a petition in bankruptcy filed with respect to it which is not dismissed or discharged within thirty (30) days or makes an assignment for the benefit of creditors; and

               (iii) Immediately upon written notice in the event of the actual or threatened revocation, termination or suspension of any certification (including Medicare and Medicaid certification), license, permit or accreditation of the Hospital or the Agency which shall or may materially and adversely affect the Agency's business, or in the event of the actual or threatened cancellation or lapsing of the Agency's professional liability insurance.

(d)  Either party shall have the power to terminate the Agreement as follows:

               (i) In the event there is a change in Medicare, Medicaid or other Federal or state statutes or regulations or in the interpretation thereof, or in the event a claim is threatened, made or filed by a government agency, which renders any of the material terms of this Agreement unlawful, or asserts that any such terms are unlawful, the parties shall promptly and in good faith renegotiate the affected term to remedy such condition in such a manner that will preserve, in all material respects, the underlying economic, financia1 and business relationship of the parties. In the event the parties cannot renegotiate the agreement within sixty (60) days following notice of the intent to renegotiate, either party may terminate this Agreement upon written notice to the other.

               (ii) In the event there is a material change in the methodology of Medicare or Medicaid reimbursement for home health services, the parties shall promptly and in good faith renegotiate the affected term(s) to remedy such condition in such a manner that will preserve, in all material respects, the underlying economic, financial and business relationship of the parties. In the event the parties cannot renegotiate the agreement within sixty (60) days following notice of the intent to renegotiate, either party may terminate this Agreement upon written notice to the other.

(e) (i) Termination of this Agreement shall not release the Hospital from its obligation to pay any sum, which may be due and owing to Management Co. for services rendered prior to termination, and such obligation shall survive termination.

               (ii) In the event that the Agreement is terminated by Hospital pursuant to Paragraph 7(d), Hospital shall make payment to Management Co. in an amount equal to the fifty percent (50%) of the management fee remaining to be paid for the term of the Agreement had it not been terminated. For purposes of this Subsection, the annual management fee shall be the greater of the management fee paid pursuant to 4(a) for the year immediately preceding the termination of the Agreement, or One Million Four Hundred Thousand Dollars ($1,400,000.00).

               (iii) In the event that the Agreement is terminated by Management Co. pursuant to Paragraphs 7(d), Management Co. shall make payment to Hospital in an amount of Five Hundred Thousand Dollars ($500,000.00).

8.   INSURANCE AND INDEMNITY

          (a) Management Co. shal1 carry and maintain in force insurance to cover liabilities arising out of the services provided by Management Co. hereunder, including general liability insurance with limits of at least $1.0 million per occurrence and $2.0 million in the aggregate and workers' compensation insurance with the limits required by law. The Hospital shall carry and maintain in force insurance to cover liabilities arising out of the operation of the Agency, including liability, general liability insurance and workers' insurance, in reasonable amounts given the nature of the Agency's business.

          (b) The Hospital shall indemnify and hold harmless Management Co. (including its directors, officers, employees and agents, individually and collectively) from and against any and all claims, liabilities, damages, fines, penalties, taxes, costs and expenses, including reasonable attorneys' fees and of settlement, which any such party may suffer, sustain or become subject to as a result of:
          (i) the negligence or other wrongful conduct (including, without limitation, misrepresentation, fraud, willful misconduct, violations of law or breach of contract) of the Hospital, the Agency or their directors, officers, employees or agents in the operation of the Agency's business or the performance of the Hospital's obligations hereunder; (ii) any existing or future debts, liabilities or obligations of the Hospital relative to the Agency; or (iii) any acts or omissions of Management Co. or any of its officers, employees or agents taken or not taken pursuant to the directives of the Hospital or the Agency, their governing board(s), officers or employees.

          (c) Management Co. shall indemnify and hold harmless the Hospital (including its directors, officers, employees and agents, individua1ly and collectively) from and against any and all claims, liabilities, damages, fines, penalties, taxes, costs and expenses, including reasonable attorneys' fees and costs of settlement, which any such party may suffer, sustain or become subject to as a result of the negligence or other wrongful conduct (including, without limitation, misrepresentation, fraud, willful, violations of law or breach of contract) of the Management Co. or its directors, officers, employees or agents in the performance of Management Co.'s obligations hereunder.

          (d) The obligations of the parties under Subsections (b) and (c) shall survive termination of this Agreement.

9.   ASSIGNMENT

     Neither party may assign any of its rights or obligations under this Agreement to any other person, firm or corporation without the express written consent of the other party; provided, however, that Management Co. may delegate some or all of its duties described in Section 2 to any of its subsidiaries and, to that extent, such subsidiaries are third party beneficiaries of this Agreement; and further provided that the Hospital may assign all of its rights and obligations under this Agreement upon written notice to Management Co. (a) to any affiliate of the Hospital which acquires the Agency pursuant to a corporate reorganization, or, (b) to a third party purchaser of all or substantially all of the assets of the Hospital or the Agency or a third party which acquires control of the Hospital or the Agency pursuant to a merger, consolidation or other similar transaction, and any such affiliate, purchaser or other acquirer shall assume and agree to be bound by the terms of this Agreement. Agreement shall inure to the benefit of and be binding upon the legal representatives, permitted assigns and successors of the parties hereto.

10.  NOTICES

     Notices required hereunder shall be in writing and delivered in person or sent by Certified Mail, postage prepaid, to the President and Chief Executive Officer of the Hospital or the President of Management Co. at the appropriate address set forth in the preamble of this Agreement or such other addresses as either party may designate in writing to the other party in accordance with this Section 10. If mailed, such notices shall be effective as of the date of delivery or the date of attempted delivery if delivery is refused.

11.  ACCESS TO BOOKS AND RECORDS

          (a) For a period of four (4) years following the last date Management Co. furnishes services pursuant to this Agreement, Management Co. shall make available upon written request of the Secretary of the United States Department of Health and Human Services, the United States Comptroller General and their duly authorized representatives, all contracts, books, documents and records of Management Co. to the extent required by 42 U.S.C. 1395x(v)(1)(I) (as amended or recodified from time to time or any substitute or successor statute) and lawful regulations promulgated thereunder. Management Co. shall notify the Hospital within ten (10) days of its receipt of such a request and of Management Co.'s proposed response to the request.

          (b) If Management Co. carries out any of its duties under this Agreement through a subcontract with a value of $10,000.00 or more over a twelve (12) month period with a related organization, such subcontract shall contain a clause to the effect that until four (4) years after the furnishing of such services pursuant to such subcontract, such related organization shall make available, upon written request of the Secretary of the United States Department of Health and Human Services, the United Comptroller General or any of their duly authorized representatives, the sub-contract and the books, documents and records of such organization to the extent required by 42 U.S.C. 1395x(v)(l)(I) (as amended or recodified from time to time or any substitute or successor statute) and lawful regulations promulgated thereunder.

12.  ENTIRE AGREEMENT

     This instrument contains the entire agreement of the parties with respect to the subject matter hereof. Any and all prior agreements, promises, inducements, negotiations or representations not expressly set forth in this Agreement are superseded hereby and are void and of no force and effect.

13.  AMENDMENTS

     Agreement cannot be altered or amended except pursuant to an instrument in writing signed by both of the parties hereto.

14.  SEVERABlLlTY

     In the event that any provision of this Agreement is rendered illegal, invalid or unenforceable by a federal or state law, rule or regulation, or declared illegal, invalid or unenforceable by any court of competent jurisdiction, the remaining provisions hereof shall remain in full force and effect.

15.  HEADINGS

     Headings are used herein solely for the convenience of the parties and are not part of this Agreement.

16.  APPLICABLE LAW

     This Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Kentucky, notwithstanding its conflict of laws rules.

17.  WAIVER OF BREACH

     The waiver by a party of a breach of or default under any term or provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach or default under the same or any other term or provision of this Agreement by that party.

18.  STATUS OF RELATIONSHIP

     It is understood and agreed that the parties to this Agreement are independent contractors, and nothing herein shall be construed to establish a partnership or joint venture relationship between the parties. Each party has sole responsibility for the payment of each of its employee's wages, payroll taxes and benefits. By virtue hereof, neither party assumes, directly or by implication, the debts, obligations, taxes or liabilities of the other party.


19.  FORCE MAJEURE

     If either the Hospital or Management Co. is delayed or prevented from fulfilling any of its obligations under this Agreement by force majeure, such party shall not be liable under this Agreement for the delay or failure. "Force Majeure" means any cause beyond the reasonable control of a party, including but not limited to an act of God, act or omission of civil or military authorities of a state or nation, fire, strike, flood, riot, war, delay of transportation, or inability due to any of these causes to provide or obtain necessary labor, materials or facilities.

20.  EXCLUSIVITY

     The relationship between Management Co. and the Hospital with respect to the Agency shall be exclusive in that neither Management Co. nor any of its subsidiaries will, directly or indirectly, during the term of this Agreement, manage, own or affiliate or consult with any home health agency providing services in any of the counties for which the Agency (or any additional agency managed by Management Co. pursuant to Section 21) has a license to provide home health services. Such exclusivity will not, however, apply (a) after termination or non-renewal of this Agreement,
     (b) to management services provided by Management Co. to home health agencies not doing business inside the identified geographic area, (c) to management services provided by Management Co. to entities other than home health agencies, (d) any other business ventures of Management Co. not encompassed within the foregoing provision, or (e) to Management Co.'s ownership, operation, or management of, consulting for or affiliation with House Calls of America, Inc.

21.  ADDITIONAL COUNTIES AND HOME HEALTH AGENCIES

     The Hospital hereby grants Management Co. the right to manage, pursuant to the terms set forth herein, the operations of the Agency in any additional counties added to the Hospital's license and any additional home health agencies acquired by the Hospital during the term of this Agreement. The parties will execute such amendments to this Agreement as may be necessary or appropriate to document Management Co.'s management of such additional counties or agencies.

22.  DISPUTE RESOLUTION

     Any material dispute between the parties arising under this Agreement which is not resolved by good faith negotiation (including, without limitation, disputes under Subsection 4(d), Section 19 or Exhibit A) may be submitted by either party to binding arbitration in Louisville, Kentucky in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award may be entered in any court with jurisdiction thereof. The costs of arbitration shall be borne by the parties in proportions decided by the arbitrator(s).

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

NATIONAL HEALTH INDUSTRIES, INC.


By: _________________________________


Title:________________________________


GALEN OF KENTUCKY, INC. d/b/a
AUDUBON REGIONAL MEDICAL CENTER


By:___________________________________


Title:__________________________________

EXHIBIT A

MANAGEMENT FEES

CHARGE/VISIT AND
CHARGE/WAIVER UNIT

               Home
Health                                  Waiver
Services            (Visits)       Services            (Units)

GENERAL MANAGEMENT            GENERAL MANAGEMENT
0 - l50,000 Visits       $2.55               0 - 75,000 Units         $1.30
l50,001 + Visits         $1.70               75,001 + Units           $0.80

CLINICAL                           CLINICAL
0 - l50,000 Visits       $1.35               0 - 75,000 Units         $0.70
l50,001 + Visits         $0.90               75,001 + Units           $0.40

FINANCIAL                          FINANCIAL
0 - l50,000 Visits       $1.05               0 - 75,000 Units         $0.50
l50,001 + Visits         $0.70               75,001 + Units           $0.30

REIMBURSEMENT                 REIMBURSEMENT
0 - l50,000 Visits       $1.05               0 - 75,000 Units         $0.50
l50,001 + Visits         $0.70               75,001 + Units           $0.30

COMPUTER                           COMPUTER
0 - l50,000 Visits       $3.00               0 - 75,000 Units         $2.00
l50,001 + Visits         $2.00               75,001 + Units           $1.20

TOTAL                              TOTAL
0 - l50,000 Visits       $9.00               0 - 75,000 Units         $5.00
l50,001 + Visits         $6.00               75,001 + Units           $3.00




AGREEMENT



AGREEMENT made as of the 1st of April, 1995, between NATIONAL HEALTH INDUSTRIES, INC., a Delaware corporation, with its principal office at 9200 Shelbyville Road, Louisville, Kentucky 40222 (hereinafter referred to as "Management Co."), and GALEN OF KENTUCKY, INC. d/b/a AUDUBON REGIONAL MEDICAL CENTER, a Kentucky corporation, with its principal office at One Audubon Plaza Drive, Louisville, Kentucky 40217 (hereinafter referred to as the "Hospital").

W I T N E S S E T H:

WHEREAS, the Hospital maintains a department which operates as a home health agency known as "Caretenders" (the "Agency");

WHEREAS, the Hospital desires to open a new branch in Scottsburg, Indiana to provide home health services;

WHEREAS, Management Co. and its subsidiaries (collectively, "Management Co.") provide management services suited to and designed for the operation of home health agencies; and

     WHEREAS, Management Co. desires to provide management services to the Agency, and the Hospital desires to procure such services from Management Co. for the Agency, pursuant to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.   RETENTION OF MANAGEMENT CO.: AUTHORITY

Subject to the terms and conditions of this Agreement, the Hospital hereby retains Management Co. to provide management services for the Agency, and Management Co. hereby accepts such retention by the Hospital. Pursuant to this Agreement, Management Co. shall have the authority and responsibility to manage, supervise and administer the day-to-day operations of the Agency subject at all times to the Hospital's ultimate responsibility for and authority over the governance, management and operations of the Agency, and Management Co.'s compliance with (a) the policies and procedures adopted by the Hospital and the Agency from time to time, (b) specific and general directives from the Hospital's and the Agency's governing board(s) and management and (c) all applicable laws, rules and regulations, including, without limitation, the Medicare Conditions of Participation for Home Health Agencies, now set forth at 42 C.F.R. 484.1 et seq., as amended or recodified from time to time or any substitute or successor regulations (the "Conditions").

 2.  OBLIGATIONS OF MANAGEMENT CO.

     During the term of this Agreement, subject to the limitations set forth in Section 1 and subject to the obligations of the Hospital set forth herein, Management Co. shall, as requested perform the services set forth below:

(a)  Supervise the general operations of the Agency, as follows:

(i)  Provide on-site consultation for management regarding policy development;

(ii) Provide strategic planning and analysis of the Agency's integration into the Hospital's mainstream operations;

(iii) Assist in maintaining, renewing and supplementing all local, state and federal applications, certifications, licenses, forms and permits necessary or appropriate for the operation of the Agency;

(iv) Assist in maintaining the Agency's compliance with all governmental laws, rules and regulations, including the Conditions;

(v) Supervise the preparation for and assist in the conduct of the Agency's regulatory surveys and inspections, as follows:

                    (1) Assist the Agency in maintaining appropriate state licensure as a home health agency. Management Co. will use its best efforts to the Agency in remedying any deficiencies identified by the state licensing authority.

                    (2) Assist the Agency in maintaining certification to participate in Medicare, Medicaid and other reimbursement programs in which the Agency participates. Management Co. will use its best efforts to assist the Agency in remedying any deficiencies identified by such programs.

                    (3) Assist the Agency in maintaining certification by the Joint Commission the Accreditation of Healthcare Organizations ("JCAHO"). Management Co. will use its best efforts to assist the Agency in remedying any deficiencies identified by JCAHO;

(vi) Assist in the negotiation and maintenance of the Agency's contractual arrangements with service providers and lessors;

(vii)     Supervise plant and equipment maintenance and

(viii) Assist in the design, implementation and maintenance of operating, organizational, office and personnel policies and procedures for the Agency;

(ix) Assist and advise the Agency regarding administrative personnel matters;
and

(x) Provide assistance with other daily administrative functions, as requested;

(xi) Provide on-site training for home care coordinators and on generally accepted methodologies for conducting the services of the Agency;

(xii) Provide tracking, analysis and reporting for all referrals, categorized by physician, hospital and hospital department; and

(xiii) Participate in public, marketing and educational, business plan preparation and the development of the Agency's services by providing formats for community awareness and other activities.

(b) Assist in the development of the Agency's business, services and relations, as follows:

               (i) Provide on-site training for home care coordinators and general on accepted methodologies for promoting the services of the Agency;

               (ii) Provide tracking, analysis and reporting for all referrals, categorized by physician, hospital and hospital department; and

               (iii) Assist in public, marketing and educational, business plan preparation and the development of the Agency's services by providing formats for community awareness and other activities.

(c) Oversee and manage the clinical staff and clinical operations of the Agency, as follows:

               (i) Assist the Agency in the recruiting of clinical personnel and assist and advise the Agency with respect to other clinical personnel matters;

               (ii) Provide on-site consultation regarding the development and implementation of clinical policies;

               (iii) Design and assist in the implementation of Continuous Quality Improvement Strategies (CQI) and patient satisfaction measures for the Agency;

               (iv) Assist in the development and implementation of quality assurance and utilization review policies;

               (v) Provide staff to conduct training programs and seminars for professional and non-professional administrative and clinical personnel of the Agency, as necessary, and provide staff development and staff training modules for clinical staff;

Hold staff development and departmental meetings with applicable Agency and Management Co. personnel, as necessary;

Provide analyses and evaluations of staffing patterns in relation to patient mix, scope of services and number of disciplines;

Assist and advise the Agency regarding the maintenance of a medical records system, and

Perform, directly or under arrangement, medical record/utilization review audits, as necessary.

(d) Assist the Hospital in managing the financial affairs of the Agency, as follows:

(i) Perform all billing and collecting activities in a manner consistent with that utilized by the Management Co. for its other agencies. Management Co. shall perform those services in accordance with applicable Medicare and Medicaid guidelines, including, without limitation, requirements for the timely submission of claims;

(ii) Monitor payments to the Agency and oversee the Agency's collection system;

(iii)Monitor and review the posting of cash receipts;

(iv) Maintain, review and monitor Medicare/Medicaid logs;

(v)  Supervise the follow-up on outstanding receivables;

(vi) Review and monitor transaction logs;

(vii)Consult in the processing and payment of the Agency's accounts payable and payroll;

(viii)Assist in the preparation of the annual budget of the Agency; and

(ix) Consult with and assist the Hospital's accounting staff and outside accountants, as necessary.

(x)  Provide billing and collecting activities with monthly reconciliations

(e) Manage the aspects of the operations of the Agency that are affected by third party reimbursement, as follows. Management Co. agrees to continue to provide the services described in Subsections (vi) - (ix) below as may be reasonably requested by the Agency following expiration or termination of this Agreement by either party, without additional charge to the Hospital, until all cost reports pertaining to patient visits provided prior to the expiration or termination of this Agreement have been filed. Management Co. will also provide reasonable billing, collection and computer services pertaining to visits performed prior to the expiration or termination of this Agreement for the period ending six (6) months after expiration or termination of this Agreement without additional charge to the Hospital. Management Co. will, after the date of expiration or termination of this Agreement and upon reasonable request of the Hospital provide other services of the type and nature specified in this Agreement in return for which Management Co. will be compensated at a rate of one hundred fifty dollars ($150.00) per hour. Management Co. shall not be required to provide any services under this Agreement after the Agency has reached final settlement of all cost reports pertaining to patient visits provided prior to the expiration or termination of this agreement:

               (i) Review and assist in preparation of monthly cost reports for purposes of internal management information;

               (ii) Review and assist the Hospital's reimbursement staff in the preparation of all quarterly interim rate computations, periodic reimbursement reports, annual cost reports and other required data and reports for the Hospital's submission to the Agency's Medicare fiscal intermediary, Medicaid and other third party payors, as may be necessary under the provision of laws, rules, regulations and general instructions of Medicare, Medicaid or any other local, state, federal or other program in which the Agency participates;

               (iii) Provide on-site reimbursement consulting, as necessary and periodic reimbursement reports;

               (iv) Assist the Hospital's reimbursement staff in developing specific reimbursement policies for the Agency;

               (v) Monitor all cost cap and therapy 1imitations published by third party payors in light of applicable requirements;

               (vi) Assist in the preparation for and conduct of Medicare and Medicaid audits, and attend all exit conferences;

               (vii) Review initial reimbursement settlements and proposed audit adjustments and prepare commentary for submission to the relevant authorities (e.g., the Medicare fiscal intermediary), as necessary;

               (viii) Provide consultation regarding correspondence with governmental agencies and fiscal intermediaries, and provide primary advice and research on reimbursement matters affecting the Agency;

               (ix) Provide advice and assistance to the Agency in connection with the pursuit and prosecution of reimbursement appeals; and

               (x) Assist the Agency in maintaining and updating an appropriate charge structure.

          (f)  Provide the following standby services:

               (i) Provide clinical, administrative or financial consulting personnel as may be necessary from time to time to assist in the operation of the Agency;

               (ii) Provide data to the Hospital related to local, regional and national trends in home care as well as market research data to which Management Co. may have access; and

               (iii) Participate with the Hospital in the conducting of feasibility studies, as necessary.

          (g) Throughout the term of this Agreement, Management Co. shall submit monthly and annual progress reports to the Hospital for the Agency. Management Co.'s progress reports will address, among other things, Management Co.'s success in meeting defined goals and objectives for services and the Agency's operations, as set forth in this Agreement, the Agency's business plan or as otherwise agreed upon by the Hospital and Management Co.

          (h) Management Co. shall provide Computer Services to the Hospital and/or Agency according to the following terms and conditions:

               (i) The system as defined by this document includes the hardware supplied by Management Co. and all system and application software residing on the hardware as supplied;

               (ii) Management Co. is responsible for the maintenance of the system in good operating condition throughout the term of this Agreement through routine maintenance and repair. Management Co. will provide twenty-four (24) hour per day, seven (7) day per week, repair and maintenance services for the Hardware;

               (iii) The cost associated with the correction of hardware malfunctions shall be borne at all times by Management Co.

               (iv) Management Co. will furnish the Agency with access to any and all updates, modifications, improvements, revisions and enhancements to the system software.

               (v) Management Co. will provide assistance with development of the interfaces between the system and the Hospital's computer system.

               (vi) Management Co. will provide upon reasonable request by the Hospital, from time to time, and subject to any requirements imposed on Management Co. by its hardware and software vendors, routine minor modifications to the system. Services related to customization and/or major modifications will be paid for by the Hospital at Management Co.'s standard charges for time and materials.

               (vii) Any and all customized and/or modified software shall remain the property of Management Co. or its software vendors as an integral part of the system.

               (viii) The components of the system located in the Agency's offices shall be used for operating the system as described in this agreement and for no other purpose. No software other than the software furnished by Management Co. shall be utilized on the system without prior written consent of Management Co.

               (ix) The Hospital and the Agency shall ensure that the management and data entry personnel working in the Agency's offices cooperate with Management Co. in the discharge of Management Co.'s duties under this Agreement and comply with the reasonable instructions provided by Management Co. from time to time as to the proper use and functioning of the system.

               (x) Under no circumstances shall the Hospital make any modifications, customizations or other revisions to the System or any component of the system without prior written consent of Management Co.

               (xi) The Hospital acknowledges that the system and all of its component parts (including, without limitation, specifications, manuals and other documentation) are, and shall remain, the sole and exclusive property of Management Co. At no time during the term of this agreement or thereafter shall the Hospital assign, sell, license, lease, duplicate, transfer, pledge or encumber the system or any component part of the system. Upon termination of this agreement, all of the Hospital's rights with respect to the system shall terminate and Management Co. shall be entitled to remove the components of the system located in the Agency's offices.

3.   OBLIGATIONS OF THE HOSPITAL

          (a) The Hospital agrees that the Agency is and will continue to be, subject to the obligations of Management Co. to provide the management services set forth herein, operated and maintained as a duly certified, licensed and accredited home health agency in accordance with: (i) the Conditions; (ii) the provisions contained in the Medicare "Home Health Agency Manual", HIM-ll, and other applicable Medicare or Medicaid manuals and general instructions;
          (iii) any and all other applicable federal, state or local laws, rules or regulations; and (iv) all supplements, amendments, substitutions or additions to any of the foregoing..

          (b) The Hospital shall employ for the Agency, directly or under arrangement, adequate clinical and administrative staff who are capable of providing all of the Agency's clinical services and performing its administrative duties, all in conformity with the standards now or hereafter prescribed by any law, rule or regulation which may be applicable to the operation of the Agency, including the Conditions. Hospital shall consult with the Management Co., from time to time, to determine whether there is adequate clinical and administrative staff, and shall use its best efforts to comply with Management Co.'s recommendations. Hospital's failure to provide adequate clinical and administrative staff will preclude the Management Co. from performing its duties hereunder.

          (c) The Hospital shall, at all times, be ultimately responsible for the direction and control of the Agency, including, but not limited to, all professional and ethical affairs, all fiscal affairs and all general operating policies.

          (d) The Hospital and the advisory board of the Agency shall request and receive recommendations from Management Co. and shall duly consider all such recommendations concerning operations of the Agency prior to adopting any changes in the policies, procedures, directives or bylaws applicable to the Agency. A representative of Management Co. shall be entitled to receive notice of and to attend all meetings of the Agency's advisory board, other than meetings or portions thereof devoted to a review of the performance of Management Co. hereunder. At meetings or portions thereof attended by Management Co., representatives of Management Co. shall be permitted to participate in discussions of Agency operations, but shall not be entitled to vote. The Hospital shall promptly deliver or communicate to Management Co. a copy of resolutions, directives and authorizations which in any way affect the services provided by Management Co. under this Agreement.

4.   FEES

          (a) In consideration of the services to be provided by Management Co. pursuant to this Agreement, the Hospital shall pay to Management Co. fees as set forth in Exhibit A attached hereto.

          (b) Management Co. will bill the Hospital monthly by itemized invoice for services provided during the preceding month. The Hospital will pay invoices for fees within thirty (30) days of receipt. All amounts not paid to Management Co. when due should bear interest at the rate of 1 1/2 % per month until paid in full.

          (c) In the event that Hospital or any of its affiliates acquires, operates or affiliates with another home health agency in the counties covered by this Agreement, and Hospital or any of its affiliates do not engage Management Co. to manage said agency(s), the management fee payable during any contract year to Management Co. under this Agreement shall be the greater of the fee required by Paragraph 4(a) or One Million Four Hundred Thousand Dollars ($1,400,000) per year, beginning in the year that this provision is triggered and for each year thereafter until the expiration or termination of the Agreement.

          (d) Disallowance of Fees. Any fees paid to Management Co. by Hospital pursuant to this Agreement that are not allowed by the Medicare Program because they are not comparable with marketplace prices for similar services, shall be forgiven or repaid by Management Co. to the Hospital, and Hospital shall have no liability to Management Co. for such disallowed fees; provided, however, that such forgiveness or repayment shall not occur until thirty (30) days after the later of (1) such time as the parties have exhausted such administrative and legal remedies that they deem appropriate to pursue to challenge the disallowance of such fees by the Medicare Program, or (2) the completion of any arbitration as provided herein.

          (e) Challenge of Disallowance of Fees. In any challenge to a disallowance of Management Co.'s fees, Management Co. shall be entitled to participate fully in the challenge through counsel of its own choosing. In the event that one hundred percent (100%) of the disallowed amount results from the Medicare Program's determination that the Management Co. fees were not comparable with marketplace prices for similar services, Management Co. shall be entitled to assume control of the challenge in the Agency's name. If the Hospital elects not to pursue the matter or if, in the reasonable judgment of Management Co., the Hospital is not vigorously pursuing the challenge, Management Co. shall be entitled to assume control of the challenge in the Agency's name.

          (f) Settlement. The Hospital shall not be entitled, without the prior written consent of Management Co., to enter into any settlement or compromise of any such claim, where either (i) fifty percent (50%) or more of the disallowed amount results from the Medicare Program's determination that the Management Co. fees were not comparable with marketplace prices for similar services; or (ii) where the disallowance results in an indemnification liability of Management Co. of greater than one hundred thousand dollars ($100,000.00) to Hospital.

          (g) Allocation of Settlement. In the event that a global settlement is reached, the parties will attempt to agree on a reasonable allocation of the total disallowances, as settled. If the parties are unable to reach agreement on the allocation within ninety (90) days of the settlement, either party may submit the dispute to arbitration as provided in Section 22.

          (h) Costs of Appeals. Each party shall be responsible for its own fees and expenses, including those of its legal counsel, in pursuant reimbursement appeals hereunder.


Effect of Termination. The rights and obligations of the parties under Subsections (c) - (g) shall survive the termination of this Agreement.

(i)  Damages.   Under section 4(c), Hospital may have to pay liquidated
damages to Management Co. To the extent that liquidated damages are paid under section 4(c), Hospital will not enforce the indemnification provsion under section 4(d) of the Management Contract.

5.   PROPRIETARY MATERIALS AND INFORMATION; COVENANT NOT TO HIRE AWAY
EMPLOYEES

          (a) The Hospital acknowledges and agrees that the various policy and procedure manuals developed by Management Co. and used by Management Co. in the provision of management services to home health agencies, are proprietary in nature, shall be and remain (along with any corresponding copyrights, patents or similar rights) the sole property of Management Co. and shall not at any time be directly or indirectly used, distributed, disclosed, copied or otherwise employed by the Hospital, except in the operation of the Agency under Management Co.'s management during the term of this Agreement. Upon termination of this Agreement, the Hospital shall return to Management Co. all such manuals (including all portions and copies thereof) in the Hospital's possession or within its control, shall use reasonable efforts to ensure that its employees have not retained any such manuals or portions or copies thereof and, upon request by Management Co., shall confirm compliance with the foregoing in writing.

          (b) The Hospital acknowledges that Management Co. has spent a great deal of time, money and effort to recruit, hire and train qualified personnel to provide management services to home health agencies such as the Agency. Accordingly, during the term of this Agreement and for a period of one (1) year thereafter, the Hospital shall not, directly or indirectly, alone or with others, solicit, attempt to solicit or otherwise induce or attempt to induce to leave Management Co.'s employ, without the prior written consent of Management Co., any of the employees of Management Co. who performed services on behalf of Management Co. for the Agency at any time during the term of this Agreement.

          (c) The Management Co. acknowledges that the Hospital has spent a great deal of time, money and effort to recruit, hire and train qualified personnel to work for the Agency. Accordingly, during the term of this Agreement and for a period of one (1) year thereafter, Management Co. shall not, directly or indirectly, alone or with others, solicit, attempt to solicit or otherwise induce or attempt to induce to leave the Hospital's employ, without the prior written consent of the Hospital, any of the employees of the Hospital who worked for the Agency at any time during the term of this Agreement.

          (d)  In the event of a breach or threatened breach of Subsections
          (a) or (b) by the Hospital, the Hospital acknowledges and agrees that Management Co. will be entitled to injunctive relief in order to prevent the breach or continuing breach thereof, without having to post bond, in addition to any and all other rights and remedies available to Management Co. at law or in equity.

          (e) In the event of a breach or threatened breach of Subsection (c) by Management Co., Management Co. acknowledges and agrees that the Hospital will be entitled to injunctive relief in order to prevent the breach or continuing breach thereof, without having to post bond, in addition to any and all other rights and remedies available to the Hospital at law or in equity.

          (f) The rights and obligations of the. parties under this Section 5 shall survive termination of this Agreement.

          (g) Subsection (b) and (c) shall not apply to an employee who is terminated or voluntarily leaves the employ of the Hospital or Management Co., as the case may be, and is not employed by the other party to this Agreement within sixty (60) days after the last day of employment.

6.   OWNERSHIP AND CONFIDENTIALTY OF AGENCY INFORMATION AND DATA

     Management Co. acknowledges that it will obtain and/or have access to various confidential information concerning the business and affairs of the Agency in connection with the performance of Management Co.'s obligations hereunder. Such confidential information includes, but is not limited to, patient information and records, employee and financial information ("Confidential Information"). Management Co. agrees (1) to hold the Confidential Information in strict confidence, (2) not to use the Confidential Information for any purpose other than the performance of Management Co.'s obligations hereunder, (3) not to disclose any of the Confidential Information to any third party or any of Management Co.'s employees, agents or representatives other than those who need to know and/or have access to such Confidential Information in connection with the performance of their duties on behalf of Management Co., and (4) to return to the Hospital or destroy or delete, at the Hospital's election, all or the relevant portions of any of the documents and other materials embodying Confidential Information (including all copies thereof) in Management Co.'s possession upon termination of this Agreement. The foregoing restrictions shall not, however apply to information which (1) is generally known to and available for use within the trade or by the public at the time of disclosure to Management Co., (2) becomes generally known to and available for use within the trade or by the public other than as a result of a breach of Management Co. 's duty of confidentiality hereunder, (3) was in the possession or knowledge of Management Co. free of Confidentiality restrictions prior to the time of disclosure to Management Co. by the Hospital, or becomes available to Management Co. from a third party who or which is not bound by confidentiality restrictions, (4) is required to be disclosed by law or pursuant to a court order, subject to prompt prior written notice by Management Co. to the Hospital of such potential disclosure and the Hospital's right to prevent or otherwise limit such disclosure with the bounds of the law or court order, or (5) is authorized to be used and/or disclosed to third parties by the Hospital in writing, subject to execution of a confidentiality agreement acceptable to the Hospital by the third party. Management Co. further agrees to comply with any and all laws and regulations and procedures relating to patient and all other information which is disclosed to Management Co. or to which Management Co. has, and to comply with the Hospital's applicable reasonable security and confidentiality policies and procedures relative to the Agency's facilities, communications and information. The Hospital shall have the right to deny Management Co. access to the Agency's facilities, communications and information at such times when Management Co. fails to comply with the Hospital's applicable reasonable policies and procedures. The provisions of this Section 6 shall survive termination of this Agreement. Management Co. acknowledges and agrees that any breach or threatened breach by it of the provisions of this Section would cause the Hospital irreparable injury for which the Hospital would have no remedy at law and that, in addition to any other remedies which it may have, the Hospital shall be entitled to preliminary and permanent injunctive relief against any such breach or threatened breach.

7.   TERM AND TERMINATION

          (a) Subject to Subsections (b) through (d) below, this Agreement shall have a term of five (5) years beginning July 1, 1994 and terminating on June 30, 1999. Within one hundred eighty (180) days prior to the expiration of the term of this Agreement, the Hospital shall notify Management Co. of the Hospital's plans regarding management of the Agency thereafter in order to allow Management Co. sufficient time to make appropriate plans and arrangements.

          (b) The Hospital shall have the power to terminate this Agreement as follows:

               (i) If Management Co. breaches or defaults in the performance of any material term, condition or undertaking set forth herein and fails to cure such breach or default within thirty (30) days of its receipt of written notice from the Hospital describing in detail the occurrence and nature of the breach or default, or fails to submit a plan reasonably acceptable to Hospital for curing the breach or default within such thirty
               (30) day period and to thereafter diligently cure the breach or default pursuant to the plan if the breach or default cannot reasonably be cured within the thirty (30) day period;

               (ii) Immediately upon written notice if Management Co. becomes insolvent, has a petition in bankruptcy filed with respect to it which is not dismissed or discharged within thirty (30) days or makes an assignment for the benefit of creditors;

               (iii) Immediately upon written notice if Management Co. shall commit or be involved in any act involving fraud or shall misappropriate Agency funds; and

               (iv) Immediately upon written notice if Management Co. is barred or suspended from involvement in the Medicare or Medicaid Programs.

(c) Management Co. shall have the power to terminate this Agreement as follows:

               (i) If the Hospital breaches or defaults in the performance of any material term, condition or undertaking set forth herein and fails to cure such breach or default within thirty (30) days of its receipt of written notice from Management Co. describing in detail the occurrence and nature of the breach or default, or fails to provide a plan reasonably acceptable to Management Co. for curing the breach or default within such thirty (30) day period and to thereafter diligently cure the breach or default pursuant to the plan if the breach or default cannot reasonably be cured within the thirty (30) day period; provided, however, that for a breach or default involving the payment of money, the cure period shall be limited to ten (10) days;

               (ii) Immediately upon written notice if the Hospital has a petition in bankruptcy filed with respect to it which is not dismissed or discharged within thirty (30) days or makes an assignment for the benefit of creditors; and

               (iii) Immediately upon written notice in the event of the actual or threatened revocation, termination or suspension of any certification (including Medicare and Medicaid certification), license, permit or accreditation of the Hospital or the Agency which shall or may materially and adversely affect the Agency's business, or in the event of the actual or threatened cancellation or lapsing of the Agency's professional liability insurance.

(d)  Either party shall have the power to terminate the Agreement as follows:

               (i) In the event there is a change in Medicare, Medicaid or other Federal or state statutes or regulations or in the interpretation thereof, or in the event a claim is threatened, made or filed by a government agency, which renders any of the material terms of this Agreement unlawful, or asserts that any such terms are unlawful, the parties shall promptly and in good faith renegotiate the affected term to remedy such condition in such a manner that will preserve, in all material respects, the underlying economic, financia1 and business relationship of the parties. In the event the parties cannot renegotiate the agreement within sixty (60) days following notice of the intent to renegotiate, either party may terminate this Agreement upon written notice to the other.

               (ii) In the event there is a material change in the methodology of Medicare or Medicaid reimbursement for home health services, the parties shall promptly and in good faith renegotiate the affected term(s) to remedy such condition in such a manner that will preserve, in all material respects, the underlying economic, financial and business relationship of the parties. In the event the parties cannot renegotiate the agreement within sixty (60) days following notice of the intent to renegotiate, either party may terminate this Agreement upon written notice to the other.

          (e) (i) Termination of this Agreement shall not release the Hospital from its obligation to pay any sum, which may be due and owing to Management Co. for services rendered prior to termination, and such obligation shall survive termination.

               (ii) In the event that the Agreement is terminated by Hospital pursuant to Paragraph 7(d), Hospital shall make payment to Management Co. in an amount equal to the fifty percent (50%) of the management fee remaining to be paid for the term of the Agreement had it not been terminated. For purposes of this Subsection, the annual management fee shall be the greater of the management fee paid pursuant to 4(a) for the year immediately preceding the termination of the Agreement, or One Million Four Hundred Thousand Dollars ($1,400,000.00).

               (iii) In the event that the Agreement is terminated by Management Co. pursuant to Paragraphs 7(d), Management Co. shall make payment to Hospital in an amount of Five Hundred Thousand Dollars ($500,000.00).

8.   INSURANCE AND INDEMNITY

          (a) Management Co. shal1 carry and maintain in force insurance to cover liabilities arising out of the services provided by Management Co. hereunder, including general liability insurance with limits of at least One Million ($1,000,000) per occurrence and Two Million ($2,000,000) in the aggregate and workers' compensation insurance with the limits required by law. The Hospital shall carry and maintain in force insurance to cover liabilities arising out of the operation of the Agency, including liability, general liability insurance and workers' insurance, in reasonable amounts given the nature of the Agency's business.

          (b) The Hospital shall indemnify and hold harmless Management Co. (including its directors, officers, employees and agents, individually and collectively) from and against any and all claims, liabilities, damages, fines, penalties, taxes, costs and expenses, including reasonable attorneys' fees and of settlement, which any such party may suffer, sustain or become subject to as a result of:
          (i) the negligence or other wrongful conduct (including, without limitation, misrepresentation, fraud, willful misconduct, violations of law or breach of contract) of the Hospital, the Agency or their directors, officers, employees or agents in the operation of the Agency's business or the performance of the Hospital's obligations hereunder; (ii) any existing or future debts, liabilities or obligations of the Hospital relative to the Agency; or (iii) any acts or omissions of Management Co. or any of its officers, employees or agents taken or not taken pursuant to the directives of the Hospital or the Agency, their governing board(s), officers or employees.

          (c) Management Co. shall indemnify and hold harmless the Hospital (including its directors, officers, employees and agents, individua1ly and collectively) from and against any and all claims, liabilities, damages, fines, penalties, taxes, costs and expenses, including reasonable attorneys' fees and costs of settlement, which any such party may suffer, sustain or become subject to as a result of the negligence or other wrongful conduct (including, without limitation, misrepresentation, fraud, willful, violations of law or breach of contract) of the Management Co. or its directors, officers, employees or agents in the performance of Management Co.'s obligations hereunder.

          (d) The obligations of the parties under Subsections (b) and (c) shall survive termination of this Agreement.

9.   ASSIGNMENT

     Neither party may assign any of its rights or obligations under this Agreement to any other person, firm or corporation without the express written consent of the other party; provided, however, that Management Co. may delegate some or all of its duties described in Section 2 to any of its subsidiaries and, to that extent, such subsidiaries are third party beneficiaries of this Agreement; and further provided that the Hospital may assign all of its rights and obligations under this Agreement upon written notice to Management Co. (a) to any affiliate of the Hospital which acquires the Agency pursuant to a corporate reorganization, or, (b) to a third party purchaser of all or substantially all of the assets of the Hospital or the Agency or a third party which acquires control of the Hospital or the Agency pursuant to a merger, consolidation or other similar transaction, and any such affiliate, purchaser or other acquirer shall assume and agree to be bound by the terms of this Agreement. Agreement shall inure to the benefit of and be binding upon the legal representatives, permitted assigns and successors of the parties hereto.

10.  NOTICES

     Notices required hereunder shall be in writing and delivered in person or sent by Certified Mail, postage prepaid, to the President and Chief Executive Officer of the Hospital or the President of Management Co. at the appropriate address set forth in the preamble of this Agreement or such other addresses as either party may designate in writing to the other party in accordance with this Section 10. If mailed, such notices shall be effective as of the date of delivery or the date of attempted delivery if delivery is refused.

11.  ACCESS TO BOOKS AND RECORDS

          (a) For a period of four (4) years following the last date Management Co. furnishes services pursuant to this Agreement, Management Co. shall make available upon written request of the Secretary of the United States Department of Health and Human Services, the United States Comptroller General and their duly authorized representatives, all contracts, books, documents and records of Management Co. to the extent required by 42 U.S.C. 1395x(v)(1)(I) (as amended or recodified from time to time or any substitute or successor statute) and lawful regulations promulgated thereunder. Management Co. shall notify the Hospital within ten (10) days of its receipt of such a request and of Management Co.'s proposed response to the request.

          (b) If Management Co. carries out any of its duties under this Agreement through a subcontract with a value of $10,000.00 or more over a twelve (12) month period with a related organization, such subcontract shall contain a clause to the effect that until four (4) years after the furnishing of such services pursuant to such subcontract, such related organization shall make available, upon written request of the Secretary of the United States Department of Health and Human Services, the United Comptroller General or any of their duly authorized representatives, the sub-contract and the books, documents and records of such organization to the extent required by 42 U.S.C. 1395x(v)(l)(I) (as amended or recodified from time to time or any substitute or successor statute) and lawful regulations promulgated thereunder.

12.  ENTIRE AGREEMENT

     This instrument contains the entire agreement of the parties with respect to the subject matter hereof. Any and all prior agreements, promises, inducements, negotiations or representations not expressly set forth in this Agreement are superseded hereby and are void and of no force and effect.

13.  AMENDMENTS

     Agreement cannot be altered or amended except pursuant to an instrument in writing signed by both of the parties hereto.

14.  SEVERABlLlTY

     In the event that any provision of this Agreement is rendered illegal, invalid or unenforceable by a federal or state law, rule or regulation, or declared illegal, invalid or unenforceable by any court of competent jurisdiction, the remaining provisions hereof shall remain in full force and effect.

15.  HEADINGS

     Headings are used herein solely for the convenience of the parties and are not part of this Agreement.

16.  APPLICABLE LAW

     This Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Kentucky, notwithstanding its conflict of laws rules.

 17. WAIVER OF BREACH

     The waiver by a party of a breach of or default under any term or provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach or default under the same or any other term or provision of this Agreement by that party.

18.  STATUS OF RELATIONSHIP

     It is understood and agreed that the parties to this Agreement are independent contractors, and nothing herein shall be construed to establish a partnership or joint venture relationship between the parties. Each party has sole responsibility for the payment of each of its employee's wages, payroll taxes and benefits. By virtue hereof, neither party assumes, directly or by implication, the debts, obligations, taxes or liabilities of the other party.

19.  FORCE MAJEURE

     If either the Hospital or Management Co. is delayed or prevented from fulfilling any of its obligations under this Agreement by force majeure, such party shall not be liable under this Agreement for the delay or failure. "Force Majeure" means any cause beyond the reasonable control of a party, including but not limited to an act of God, act or omission of civil or military authorities of a state or nation, fire, strike, flood, riot, war, delay of transportation, or inability due to any of these causes to provide or obtain necessary labor, materials or facilities.

20.  EXCLUSIVITY

     The relationship between Management Co. and the Hospital with respect to the Agency shall be exclusive in that neither Management Co. nor any of its subsidiaries will, directly or indirectly, during the term of this Agreement, manage, own or affiliate or consult with any home health agency providing services in any of the counties for which the Agency (or any additional agency managed by Management Co. pursuant to Section 21) has a license to provide home health services. Such exclusivity will not, however, apply (a) after termination or non-renewal of this Agreement,
     (b) to management services provided by Management Co. to home health agencies not doing business inside the identified geographic area, (c) to management services provided by Management Co. to entities other than home health agencies, (d) any other business ventures of Management Co. not encompassed within the foregoing provision, or (e) to Management Co.'s ownership, operation, or management of, consulting for or affiliation with House Calls of America, Inc.

21.  ADDITIONAL COUNTIES AND HOME HEALTH AGENCIES

     The Hospital hereby grants Management Co. the right to manage, pursuant to the terms set forth herein, the operations of the Agency in any additional counties added to the Hospital's license and any additional home health agencies acquired by the Hospital during the term of this Agreement. The parties will execute such amendments to this Agreement as may be necessary or appropriate to document Management Co.'s management of such additional counties or agencies.

22.  DISPUTE RESOLUTION

     Any material dispute between the parties arising under this Agreement which is not resolved by good faith negotiation (including, without limitation, disputes under Subsection 4(d), Section 19 or Exhibit A) may be submitted by either party to binding arbitration in Louisville, Kentucky in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award may be entered in any court with jurisdiction thereof. The costs of arbitration shall be borne by the parties in proportions decided by the arbitrator(s).

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

NATIONAL HEALTH INDUSTRIES, INC.


By: _________________________________


Title:________________________________


GALEN OF KENTUCKY, INC. d/b/a
AUDUBON REGIONAL MEDICAL CENTER


By:___________________________________


Title:__________________________________

Exhibit A
MANAGEMENT FEES


Development Fee
The Hospital will pay to the Management Company a one-time fee of Twenty Five Thousand Dollars ($25,000) for the development, administration and initial management services provided in the establishment of the new agency in Scottsburg, Indiana.

Management Fee
The Hospital will pay the Management Company a fee per home health visit based on the following fee schedule:

Home Health Visit
0-10,000 visits                    $ 11.50 per visit
10,000+ visits                     $  6.00 per visit




AGREEMENT



AGREEMENT made as of the 15th of February, 1995, between NATIONAL HEALTH INDUSTRIES, INC., a Delaware corporation, with its principal office at 9200 Shelbyville Road, Louisville, Kentucky 40222 (hereinafter referred to as "Management Co."), and GALEN OF KENTUCKY, INC. d/b/a SOUTHWEST HOSPITAL, , a Kentucky corporation, with its principal office at 9820 Third Street Road, Louisville, KY 40272 (hereinafter referred to as the "Hospital").

W I T N E S S E T H:

WHEREAS, the Hospital maintains a department which operates as a home health agency known as "Caretenders". (the "Agency");

WHEREAS, Management Co. and it's subsidiaries (collectively, "Management Co.") provide management services suited to and designed for the operation of home health agencies; and

     WHEREAS, Management Co. desires to provide management services to the Agency, and the Hospital desires to procure such services from Management Co. for the Agency, pursuant to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.   RETENTION OF MANAGEMENT CO.: AUTHORITY

Subject to the terms and conditions of this Agreement, the Hospital hereby retains Management Co. to provide management services for the Agency, and Management Co. hereby accepts such retention by the Hospital. Pursuant to this Agreement, Management Co. shall have the authority and responsibility to manage, supervise and administer the day-to-day operations of the Agency subject at all times to the Hospital's ultimate responsibility for and authority over the governance, management and operations of the Agency, and Management Co.'s compliance with (a) the policies and procedures adopted by the Hospital and the Agency from time to time, (b) specific and general directives from the Hospital's and the Agency's governing board(s) and management and (c) all applicable laws, rules and regulations, including, without limitation, the Medicare Conditions of Participation for Home Health Agencies, now set forth at 42 C.F.R. 484.1 et seq., as amended or recodified from time to time or any substitute or successor regulations (the "Conditions").

2.   OBLIGATIONS OF MANAGEMENT CO.

     During the term of this Agreement, subject to the limitations set forth in Section 1 and subject to the obligations of the Hospital set forth herein, Management Co. shall, as requested perform the services set forth below:

(a)  Supervise the general operations of the Agency, as follows:

(i)  Provide on-site consultation for management regarding policy development;

(ii) Provide strategic planning and analysis of the Agency's integration into the Hospital's mainstream operations;

(iii) Assist in maintaining, renewing and supplementing all local, state and federal applications, certifications, licenses, forms and permits necessary or appropriate for the operation of the Agency;

(iv) Assist in maintaining the Agency's compliance with all governmental laws, rules and regulations, including the Conditions;

(v) Supervise the preparation for and assist in the conduct of the Agency's regulatory surveys and inspections, as follows:

(1) Assist the Agency in maintaining appropriate state licensure as a home health agency. Management Co. will use its best efforts to the Agency in remedying any deficiencies identified by the state licensing authority.

(2) Assist the Agency in maintaining certification to participate in Medicare, Medicaid and other reimbursement programs in which the Agency participates. Management Co. will use its best efforts to assist the Agency in remedying any deficiencies identified by such programs.

(3) Assist the Agency in maintaining certification by the Joint Commission the Accreditation of Healthcare Organizations ("JCAHO"). Management Co. will use its best efforts to assist the Agency in remedying any deficiencies identified by JCAHO;

(vi) Assist in the negotiation and maintenance of the Agency's contractual arrangements with service providers and lessors;

(vii)Supervise plant and equipment maintenance and

(viii)Assist in the design, implementation and maintenance of operating, organizational, office and personnel policies and procedures for the Agency;

(ix) Assist and advise the Agency regarding administrative personnel matters;and

(x) Provide assistance with other daily administrative functions, as requested;

(xi) Provide on-site training for home care coordinators and on generally accepted methodologies for conducting the services of the Agency;

(xii)Provide tracking, analysis and reporting for all referrals, categorized by physician, hospital and hospital department; and

(xiii)Participate in public, marketing and educational, business plan preparation and the development of the Agency's services by providing formats for community awareness and other activities.

(b) Assist in the development of the Agency's business, services and relations, as follows:

               (i) Provide on-site training for home care coordinators and general on accepted methodologies for promoting the services of the Agency;

               (ii) Provide tracking, analysis and reporting for all referrals, categorized by physician, hospital and hospital department; and

               (iii) Assist in public, marketing and educational, business plan preparation and the development of the Agency's services by providing formats for community awareness and other activities.

(c) Oversee and manage the clinical staff and clinical operations of the Agency, as follows:

(i) Assist the Agency in the recruiting of clinical personnel and assist and advise the Agency with respect to other clinical personnel matters;

(ii) Provide on-site consultation regarding the development and implementation of clinical policies;

(iii)Design and assist in the implementation of Continuous Quality
Improvement Strategies (CQI) and patient satisfaction measures for the Agency;

(iv) Assist in the development and implementation of quality assurance and utilization review policies;

(v) Provide staff to conduct training programs and seminars for professional and non-professional administrative and clinical personnel of the Agency, as necessary, and provide staff development and staff training modules for clinical staff;

Hold staff development and departmental meetings with applicable Agency and Management Co. personnel, as necessary;

Provide analyses and evaluations of staffing patterns in relation to patient mix, scope of services and number of disciplines;

Assist and advise the Agency regarding the maintenance of a medical records system, and

Perform, directly or under arrangement, medical record/utilization review audits, as necessary.

(d) Assist the Hospital in managing the financial affairs of the Agency, as follows:

(i) Perform all billing and collecting activities in a manner consistent with that utilized by the Management Co. for its other agencies. Management Co. shall perform those services in accordance with applicable Medicare and Medicaid guidelines, including, without limitation, requirements for the timely submission of claims;

(ii) Monitor payments to the Agency and oversee the Agency's collection system;

(iii)Monitor and review the posting of cash receipts;

(iv) Maintain, review and monitor Medicare/Medicaid logs;

(v)  Supervise the follow-up on outstanding receivables;

(vi) Review and monitor transaction logs;

(vii)Consult in the processing and payment of the Agency's accounts payable and payroll;

(viii)Assist in the preparation of the annual budget of the Agency; and

(ix) Consult with and assist the Hospital's accounting staff and outside accountants, as necessary.

(x)  Provide billing and collecting activities with monthly reconciliations.

          (e) Manage the aspects of the operations of the Agency that are affected by third party reimbursement, as follows. Management Co. agrees to continue to provide the services described in Subsections
          (vi) - (ix) below as may be reasonably requested by the Agency following expiration or termination of this Agreement by either party, without additional charge to the Hospital, until all cost reports pertaining to patient visits provided prior to the expiration or termination of this Agreement have been filed. Management Co. will also provide reasonable billing, collection and computer services pertaining to visits performed prior to the expiration or termination of this Agreement for the period ending six (6) months after expiration or termination of this Agreement without additional charge to the Hospital. Management Co. will, after the date of expiration or termination of this Agreement and upon reasonable request of the Hospital provide other services of the type and nature specified in this Agreement in return for which Management Co. will be compensated at a rate of one hundred fifty dollars ($150.00) per hour. Management Co. shall not be required to provide any services under this Agreement after the Agency has reached final settlement of all cost reports pertaining to patient visits provided prior to the expiration or termination of this agreement:

               (i) Review and assist in preparation of monthly cost reports for purposes of internal management information;

               (ii) Review and assist the Hospital's reimbursement staff in the preparation of all quarterly interim rate computations, periodic reimbursement reports, annual cost reports and other required data and reports for the Hospital's submission to the Agency's Medicare fiscal intermediary, Medicaid and other third party payors, as may be necessary under the provision of laws, rules, regulations and general instructions of Medicare, Medicaid or any other local, state, federal or other program in which the Agency participates;

               (iii) Provide on-site reimbursement consulting, as necessary and periodic reimbursement reports;

               (iv) Assist the Hospital's reimbursement staff in developing specific reimbursement policies for the Agency;

               (v) Monitor all cost cap and therapy 1imitations published by third party payors in light of applicable requirements;

               (vi) Assist in the preparation for and conduct of Medicare and Medicaid audits, and attend all exit conferences;

               (vii) Review initial reimbursement settlements and proposed audit adjustments and prepare commentary for submission to the relevant authorities (e.g., the Medicare fiscal intermediary), as necessary;

               (viii) Provide consultation regarding correspondence with governmental agencies and fiscal intermediaries, and provide primary advice and research on reimbursement matters affecting the Agency;

               (ix) Provide advice and assistance to the Agency in connection with the pursuit and prosecution of reimbursement appeals; and

               (x) Assist the Agency in maintaining and updating an appropriate charge structure.

          (f)  Provide the following standby services:

               (i) Provide clinical, administrative or financial consulting personnel as may be necessary from time to time to assist in the operation of the Agency;

               (ii) Provide data to the Hospital related to local, regional and national trends in home care as well as market research data to which Management Co. may have access; and

               (iii)Participate with the Hospital in the conducting of feasibility studies, as necessary.

          (g) Throughout the term of this Agreement, Management Co. shall submit monthly and annual progress reports to the Hospital for the Agency. Management Co.'s progress reports will address, among other things, Management Co.'s success in meeting defined goals and objectives for services and the Agency's operations, as set forth in this Agreement, the Agency's business plan or as otherwise agreed upon by the Hospital and Management Co.

          (h) Management Co. shall provide Computer Services to the Hospital and/or Agency according to the following terms and conditions:

               (i) The system as defined by this document includes the hardware supplied by Management Co. and all system and application software residing on the hardware as supplied;

               (ii) Management Co. is responsible for the maintenance of the system in good operating condition throughout the term of this Agreement through routine maintenance and repair. Management Co. will provide twenty-four (24) hour per day, seven (7) day per week, repair and maintenance services for the Hardware;

               (iii) The cost associated with the correction of hardware malfunctions shall be borne at all times by Management Co.

               (iv) Management Co. will furnish the Agency with access to any and all updates, modifications, improvements, revisions and enhancements to the system software.

               (v) Management Co. will provide assistance with development of the interfaces between the system and the Hospital's computer system.

               (vi) Management Co. will provide upon reasonable request by the Hospital, from time to time, and subject to any requirements imposed on Management Co. by its hardware and software vendors, routine minor modifications to the system. Services related to customization and/or major modifications will be paid for by the Hospital at Management Co.'s standard charges for time and materials.

               (vii) Any and all customized and/or modified software shall remain the property of Management Co. or its software vendors as an integral part of the system.

               (viii) The components of the system located in the Agency's offices shall be used for operating the system as described in this agreement and for no other purpose. No software other than the software furnished by Management Co. shall be utilized on the system without prior written consent of Management Co.

               (ix) The Hospital and the Agency shall ensure that the management and data entry personnel working in the Agency's offices cooperate with Management Co. in the discharge of Management Co.'s duties under this Agreement and comply with the reasonable instructions provided by Management Co. from time to time as to the proper use and functioning of the system.

               (x) Under no circumstances shall the Hospital make any modifications, customizations or other revisions to the System or any component of the system without prior written consent of Management Co.

               (xi) The Hospital acknowledges that the system and all of its component parts (including, without limitation, specifications, manuals and other documentation) are, and shall remain, the sole and exclusive property of Management Co. At no time during the term of this agreement or thereafter shall the Hospital assign, sell, license, lease, duplicate, transfer, pledge or encumber the system or any component part of the system. Upon termination of this agreement, all of the Hospital's rights with respect to the system shall terminate and Management Co. shall be entitled to remove the components of the system located in the Agency's offices.

3.   OBLIGATIONS OF THE HOSPITAL

          (a) The Hospital agrees that the Agency is and will continue to be, subject to the obligations of Management Co. to provide the management services set forth herein, operated and maintained as a duly certified, licensed and accredited home health agency in accordance with: (i) the Conditions; (ii) the provisions contained in the Medicare "Home Health Agency Manual", HIM-ll, and other applicable Medicare or Medicaid manuals and general instructions;
          (iii) any and all other applicable federal, state or local laws, rules or regulations; and (iv) all supplements, amendments, substitutions or additions to any of the foregoing..

          (b) The Hospital shall employ for the Agency, directly or under arrangement, adequate clinical and administrative staff who are capable of providing all of the Agency's clinical services and performing its administrative duties, all in conformity with the standards now or hereafter prescribed by any law, rule or regulation which may be applicable to the operation of the Agency, including the Conditions. Hospital shall consult with the Management Co., from time to time, to determine whether there is adequate clinical and administrative staff, and shall use its best efforts to comply with Management Co.'s recommendations. Hospital's failure to provide adequate clinical and administrative staff will preclude the Management Co. from performing its duties hereunder.

          (c) The Hospital shall, at all times, be ultimately responsible for the direction and control of the Agency, including, but not limited to, all professional and ethical affairs, all fiscal affairs and all general operating policies.

          (d) The Hospital and the advisory board of the Agency shall request and receive recommendations from Management Co. and shall duly consider all such recommendations concerning operations of the Agency prior to adopting any changes in the policies, procedures, directives or bylaws applicable to the Agency. A representative of Management Co. shall be entitled to receive notice of and to attend all meetings of the Agency's advisory board, other than meetings or portions thereof devoted to a review of the performance of Management Co. hereunder. At meetings or portions thereof attended by Management Co., representatives of Management Co. shall be permitted to participate in discussions of Agency operations, but shall not be entitled to vote. The Hospital shall promptly deliver or communicate to Management Co. a copy of resolutions, directives and authorizations which in any way affect the services provided by Management Co. under this Agreement.

4.   FEES

          (a) In consideration of the services to be provided by Management Co. pursuant to this Agreement, the Hospital shall pay to Management Co. fees as set forth in Exhibit A attached hereto.

          (b) Management Co. will bill the Hospital monthly by itemized invoice for services provided during the preceding month. The Hospital will pay invoices for fees within thirty (30) days of receipt. All amounts not paid to Management Co. when due should bear interest at the rate of 1 1/2 % per month until paid in full.

          (c) In the event that Hospital or any of its affiliates acquires, operates or affiliates with another home health agency in the counties covered by this Agreement, and Hospital or any of its affiliates do not engage Management Co. to manage said agency(s), the management fee payable during any contract year to Management Co. under this Agreement shall be the greater of the fee required by Paragraph 4(a) or One Million Four Hundred Thousand Dollars ($1,400,000) per year, beginning in the year that this provision is triggered and for each year thereafter until the expiration or termination of the Agreement.

          (d) Disallowance of Fees. Any fees paid to Management Co. by Hospital pursuant to this Agreement that are not allowed by the Medicare Program because they are not comparable with marketplace prices for similar services, shall be forgiven or repaid by Management Co. to the Hospital, and Hospital shall have no liability to Management Co. for such disallowed fees; provided, however, that such forgiveness or repayment shall not occur until thirty (30) days after the later of (1) such time as the parties have exhausted such administrative and legal remedies that they deem appropriate to pursue to challenge the disallowance of such fees by the Medicare Program, or (2) the completion of any arbitration as provided herein.

          (e) Challenge of Disallowance of Fees. In any challenge to a disallowance of Management Co.'s fees, Management Co. shall be entitled to participate fully in the challenge through counsel of its own choosing. In the event that one hundred percent (100%) of the disallowed amount results from the Medicare Program's determination that the Management Co. fees were not comparable with marketplace prices for similar services, Management Co. shall be entitled to assume control of the challenge in the Agency's name. If the Hospital elects not to pursue the matter or if, in the reasonable judgment of Management Co., the Hospital is not vigorously pursuing the challenge, Management Co. shall be entitled to assume control of the challenge in the Agency's name.

          (f) Settlement. The Hospital shall not be entitled, without the prior written consent of Management Co., to enter into any settlement or compromise of any such claim, where either (i) fifty percent (50%) or more of the disallowed amount results from the Medicare Program's determination that the Management Co. fees were not comparable with marketplace prices for similar services; or (ii) where the disallowance results in an indemnification liability of Management Co. of greater than one hundred thousand dollars ($100,000.00) to Hospital.

          (g) Allocation of Settlement. In the event that a global settlement is reached, the parties will attempt to agree on a reasonable allocation of the total disallowances, as settled. If the parties are unable to reach agreement on the allocation within ninety (90) days of the settlement, either party may submit the dispute to arbitration as provided in Section 22.

          (h) Costs of Appeals. Each party shall be responsible for its own fees and expenses, including those of its legal counsel, in pursuant reimbursement appeals hereunder.

Effect of Termination. The rights and obligations of the parties under Subsections (c) - (g) shall survive the termination of this Agreement.

     (i) Damages. Hospital and Management Co. entered into a Management Contract dated July 1, 1994. Under section 4(c), Hospital may have to pay liquidated damages to Management Co. To the extent that liquidated damages are paid under section 4(c), Hospital will not enforce the indemnification provsion under section 4(d) of the Management Contract.

5.   PROPRIETARY MATERIALS AND INFORMATION; COVENANT NOT TO HIRE AWAY
EMPLOYEES

          (a) The Hospital acknowledges and agrees that the various policy and procedure manuals developed by Management Co. and used by Management Co. in the provision of management services to home health agencies, are proprietary in nature, shall be and remain (along with any corresponding copyrights, patents or similar rights) the sole property of Management Co. and shall not at any time be directly or indirectly used, distributed, disclosed, copied or otherwise employed by the Hospital, except in the operation of the Agency under Management Co.'s management during the term of this Agreement. Upon termination of this Agreement, the Hospital shall return to Management Co. all such manuals (including all portions and copies thereof) in the Hospital's possession or within its control, shall use reasonable efforts to ensure that its employees have not retained any such manuals or portions or copies thereof and, upon request by Management Co., shall confirm compliance with the foregoing in writing.

          (b) The Hospital acknowledges that Management Co. has spent a great deal of time, money and effort to recruit, hire and train qualified personnel to provide management services to home health agencies such as the Agency. Accordingly, during the term of this Agreement and for a period of one (1) year thereafter, the Hospital shall not, directly or indirectly, alone or with others, solicit, attempt to solicit or otherwise induce or attempt to induce to leave Management Co.'s employ, without the prior written consent of Management Co., any of the employees of Management Co. who performed services on behalf of Management Co. for the Agency at any time during the term of this Agreement.

          (c) The Management Co. acknowledges that the Hospital has spent a great deal of time, money and effort to recruit, hire and train qualified personnel to work for the Agency. Accordingly, during the term of this Agreement and for a period of one (1) year thereafter, Management Co. shall not, directly or indirectly, alone or with others, solicit, attempt to solicit or otherwise induce or attempt to induce to leave the Hospital's employ, without the prior written consent of the Hospital, any of the employees of the Hospital who worked for the Agency at any time during the term of this Agreement.

          (d)  In the event of a breach or threatened breach of Subsections
          (a) or (b) by the Hospital, the Hospital acknowledges and agrees that Management Co. will be entitled to injunctive relief in order to prevent the breach or continuing breach thereof, without having to post bond, in addition to any and all other rights and remedies available to Management Co. at law or in equity.

          (e) In the event of a breach or threatened breach of Subsection (c) by Management Co., Management Co. acknowledges and agrees that the Hospital will be entitled to injunctive relief in order to prevent the breach or continuing breach thereof, without having to post bond, in addition to any and all other rights and remedies available to the Hospital at law or in equity.

          (f) The rights and obligations of the. parties under this Section 5 shall survive termination of this Agreement.

          (g) Subsection (b) and (c) shall not apply to an employee who is terminated or voluntarily leaves the employ of the Hospital or Management Co., as the case may be, and is not employed by the other party to this Agreement within sixty (60) days after the last day of employment.

6.   OWNERSHIP AND CONFIDENTIALTY OF AGENCY INFORMATION AND DATA

     Management Co. acknowledges that it will obtain and/or have access to various confidential information concerning the business and affairs of the Agency in connection with the performance of Management Co.'s obligations hereunder. Such confidential information includes, but is not limited to, patient information and records, employee and financial information ("Confidential Information"). Management Co. agrees (1) to hold the Confidential Information in strict confidence, (2) not to use the Confidential Information for any purpose other than the performance of Management Co.'s obligations hereunder, (3) not to disclose any of the Confidential Information to any third party or any of Management Co.'s employees, agents or representatives other than those who need to know and/or have access to such Confidential Information in connection with the performance of their duties on behalf of Management Co., and (4) to return to the Hospital or destroy or delete, at the Hospital's election, all or the relevant portions of any of the documents and other materials embodying Confidential Information (including all copies thereof) in Management Co.'s possession upon termination of this Agreement.

     The foregoing restrictions shall not, however apply to information which is generally known to and available for use within the trade or by the public at the time of disclosure to Management Co., (2) becomes generally known to and available for use within the trade or by the public other than as a result of a breach of Management Co. 's duty of confidentiality hereunder, (3) was in the possession or knowledge of Management Co. free of Confidentiality restrictions prior to the time of disclosure to Management Co. by the Hospital, or becomes available to Management Co. from a third party who or which is not bound by confidentiality restrictions, (4) is required to be disclosed by law or pursuant to a court order, subject to prompt prior written notice by Management Co. to the Hospital of such potential disclosure and the Hospital's right to prevent or otherwise limit such disclosure with the bounds of the law or court order, or (5) is authorized to be used and/or disclosed to third parties by the Hospital in writing, subject to execution of a confidentiality agreement acceptable to the Hospital by the third party. Management Co. further agrees to comply with any and all laws and regulations and procedures relating to patient and all other information which is disclosed to Management Co. or to which Management Co. has, and to comply with the Hospital's applicable reasonable security and confidentiality policies and procedures relative to the Agency's facilities, communications and information. The Hospital shall have the right to deny Management Co. access to the Agency's facilities, communications and information at such times when Management Co. fails to comply with the Hospital's applicable reasonable policies and procedures. The provisions of this Section 6 shall survive termination of this Agreement. Management Co. acknowledges and agrees that any breach or threatened breach by it of the provisions of this Section would cause the Hospital irreparable injury for which the Hospital would have no remedy at law and that, in addition to any other remedies which it may have, the Hospital shall be entitled to preliminary and permanent injunctive relief against any such breach or threatened breach.

7.   TERM AND TERMINATION

          (a) Subject to Subsections (b) through (d) below, this Agreement shall have a term of five (5) years beginning July 1, 1994 and terminating on June 30, 1999. Within one hundred eighty (180) days prior to the expiration of the term of this Agreement, the Hospital shall notify Management Co. of the Hospital's plans regarding management of the Agency thereafter in order to allow Management Co. sufficient time to make appropriate plans and arrangements.

(b)  The Hospital shall have the power to terminate this Agreement as follows:

               (i) If Management Co. breaches or defaults in the performance of any material term, condition or undertaking set forth herein and fails to cure such breach or default within thirty (30) days of its receipt of written notice from the Hospital describing in detail the occurrence and nature of the breach or default, or fails to submit a plan reasonably acceptable to Hospital for curing the breach or default within such thirty
               (30) day period and to thereafter diligently cure the breach or default pursuant to the plan if the breach or default cannot reasonably be cured within the thirty (30) day period;

               (ii) Immediately upon written notice if Management Co. becomes insolvent, has a petition in bankruptcy filed with respect to it which is not dismissed or discharged within thirty (30) days or makes an assignment for the benefit of creditors;

               (iii) Immediately upon written notice if Management Co. shall commit or be involved in any act involving fraud or shall misappropriate Agency funds; and

               (iv) Immediately upon written notice if Management Co. is barred or suspended from involvement in the Medicare or Medicaid Programs.

(c) Management Co. shall have the power to terminate this Agreement as follows:

               (i) If the Hospital breaches or defaults in the performance of any material term, condition or undertaking set forth herein and fails to cure such breach or default within thirty (30) days of its receipt of written notice from Management Co. describing in detail the occurrence and nature of the breach or default, or fails to provide a plan reasonably acceptable to Management Co. for curing the breach or default within such thirty (30) day period and to thereafter diligently cure the breach or default pursuant to the plan if the breach or default cannot reasonably be cured within the thirty (30) day period; provided, however, that for a breach or default involving the payment of money, the cure period shall be limited to ten (10) days;

               (ii) Immediately upon written notice if the Hospital has a petition in bankruptcy filed with respect to it which is not dismissed or discharged within thirty (30) days or makes an assignment for the benefit of creditors; and

               (iii) Immediately upon written notice in the event of the actual or threatened revocation, termination or suspension of any certification (including Medicare and Medicaid certification), license, permit or accreditation of the Hospital or the Agency which shall or may materially and adversely affect the Agency's business, or in the event of the actual or threatened cancellation or lapsing of the Agency's professional liability insurance.

          (d) Either party shall have the power to terminate the Agreement as follows:

               (i) In the event there is a change in Medicare, Medicaid or other Federal or state statutes or regulations or in the interpretation thereof, or in the event a claim is threatened, made or filed by a government agency, which renders any of the material terms of this Agreement unlawful, or asserts that any such terms are unlawful, the parties shall promptly and in good faith renegotiate the affected term to remedy such condition in such a manner that will preserve, in all material respects, the underlying economic, financia1 and business relationship of the parties. In the event the parties cannot renegotiate the agreement within sixty (60) days following notice of the intent to renegotiate, either party may terminate this Agreement upon written notice to the other.

               (ii) In the event there is a material change in the methodology of Medicare or Medicaid reimbursement for home health services, the parties shall promptly and in good faith renegotiate the affected term(s) to remedy such condition in such a manner that will preserve, in all material respects, the underlying economic, financial and business relationship of the parties. In the event the parties cannot renegotiate the agreement within sixty (60) days following notice of the intent to renegotiate, either party may terminate this Agreement upon written notice to the other.

          (e) (i) Termination of this Agreement shall not release the Hospital from its obligation to pay any sum, which may be due and owing to Management Co. for services rendered prior to termination, and such obligation shall survive termination.

               (ii) In the event that the Agreement is terminated by Hospital pursuant to Paragraph 7(d), Hospital shall make payment to Management Co. in an amount equal to the fifty percent (50%) of the management fee remaining to be paid for the term of the Agreement had it not been terminated. For purposes of this Subsection, the annual management fee shall be the greater of the management fee paid pursuant to 4(a) for the year immediately preceding the termination of the Agreement, or One Million Four Hundred Thousand Dollars ($1,400,000.00).

               (iii) In the event that the Agreement is terminated by Management Co. pursuant to Paragraphs 7(d), Management Co. shall make payment to Hospital in an amount of Five Hundred Thousand Dollars ($500,000.00).

8.   INSURANCE AND INDEMNITY

          (a) Management Co. shal1 carry and maintain in force insurance to cover liabilities arising out of the services provided by Management Co. hereunder, including general liability insurance with limits of at least One Million ($1,000,000) per occurrence and Two Million ($2,000,000) in the aggregate and workers' compensation insurance with the limits required by law. The Hospital shall carry and maintain in force insurance to cover liabilities arising out of the operation of the Agency, including liability, general liability insurance and workers' insurance, in reasonable amounts given the nature of the Agency's business.

          (b) The Hospital shall indemnify and hold harmless Management Co. (including its directors, officers, employees and agents, individually and collectively) from and against any and all claims, liabilities, damages, fines, penalties, taxes, costs and expenses, including reasonable attorneys' fees and of settlement, which any such party may suffer, sustain or become subject to as a result of:
          (i) the negligence or other wrongful conduct (including, without limitation, misrepresentation, fraud, willful misconduct, violations of law or breach of contract) of the Hospital, the Agency or their directors, officers, employees or agents in the operation of the Agency's business or the performance of the Hospital's obligations hereunder; (ii) any existing or future debts, liabilities or obligations of the Hospital relative to the Agency; or (iii) any acts or omissions of Management Co. or any of its officers, employees or agents taken or not taken pursuant to the directives of the Hospital or the Agency, their governing board(s), officers or employees.

          (c) Management Co. shall indemnify and hold harmless the Hospital (including its directors, officers, employees and agents, individua1ly and collectively) from and against any and all claims, liabilities, damages, fines, penalties, taxes, costs and expenses, including reasonable attorneys' fees and costs of settlement, which any such party may suffer, sustain or become subject to as a result of the negligence or other wrongful conduct (including, without limitation, misrepresentation, fraud, willful, violations of law or breach of contract) of the Management Co. or its directors, officers, employees or agents in the performance of Management Co.'s obligations hereunder.

          (d) The obligations of the parties under Subsections (b) and (c) shall survive termination of this Agreement.

9.   ASSIGNMENT

     Neither party may assign any of its rights or obligations under this Agreement to any other person, firm or corporation without the express written consent of the other party; provided, however, that Management Co. may delegate some or all of its duties described in Section 2 to any of its subsidiaries and, to that extent, such subsidiaries are third party beneficiaries of this Agreement; and further provided that the Hospital may assign all of its rights and obligations under this Agreement upon written notice to Management Co. (a) to any affiliate of the Hospital which acquires the Agency pursuant to a corporate reorganization, or, (b) to a third party purchaser of all or substantially all of the assets of the Hospital or the Agency or a third party which acquires control of the Hospital or the Agency pursuant to a merger, consolidation or other similar transaction, and any such affiliate, purchaser or other acquirer shall assume and agree to be bound by the terms of this Agreement. Agreement shall inure to the benefit of and be binding upon the legal representatives, permitted assigns and successors of the parties hereto.

10.  NOTICES

     Notices required hereunder shall be in writing and delivered in person or sent by Certified Mail, postage prepaid, to the President and Chief Executive Officer of the Hospital or the President of Management Co. at the appropriate address set forth in the preamble of this Agreement or such other addresses as either party may designate in writing to the other party in accordance with this Section 10. If mailed, such notices shall be effective as of the date of delivery or the date of attempted delivery if delivery is refused.

11.  ACCESS TO BOOKS AND RECORDS

          (a) For a period of four (4) years following the last date Management Co. furnishes services pursuant to this Agreement, Management Co. shall make available upon written request of the Secretary of the United States Department of Health and Human Services, the United States Comptroller General and their duly authorized representatives, all contracts, books, documents and records of Management Co. to the extent required by 42 U.S.C. 1395x(v)(1)(I) (as amended or recodified from time to time or any substitute or successor statute) and lawful regulations promulgated thereunder. Management Co. shall notify the Hospital within ten (10) days of its receipt of such a request and of Management Co.'s proposed response to the request.

          (b) If Management Co. carries out any of its duties under this Agreement through a subcontract with a value of $10,000.00 or more over a twelve (12) month period with a related organization, such subcontract shall contain a clause to the effect that until four (4) years after the furnishing of such services pursuant to such subcontract, such related organization shall make available, upon written request of the Secretary of the United States Department of Health and Human Services, the United Comptroller General or any of their duly authorized representatives, the sub-contract and the books, documents and records of such organization to the extent required by 42 U.S.C. 1395x(v)(l)(I) (as amended or recodified from time to time or any substitute or successor statute) and lawful regulations promulgated thereunder.

12.  ENTIRE AGREEMENT

     This instrument contains the entire agreement of the parties with respect to the subject matter hereof. Any and all prior agreements, promises, inducements, negotiations or representations not expressly set forth in this Agreement are superseded hereby and are void and of no force and effect.

13.  AMENDMENTS

     Agreement cannot be altered or amended except pursuant to an instrument in writing signed by both of the parties hereto.

14.  SEVERABlLlTY

     In the event that any provision of this Agreement is rendered illegal, invalid or unenforceable by a federal or state law, rule or regulation, or declared illegal, invalid or unenforceable by any court of competent jurisdiction, the remaining provisions hereof shall remain in full force and effect.

15.  HEADINGS

     Headings are used herein solely for the convenience of the parties and are not part of this Agreement.

16.  APPLICABLE LAW

     This Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Kentucky, notwithstanding its conflict of laws rules.

17.  WAIVER OF BREACH

     The waiver by a party of a breach of or default under any term or provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach or default under the same or any other term or provision of this Agreement by that party.

 18. STATUS OF RELATIONSHIP

     It is understood and agreed that the parties to this Agreement are independent contractors, and nothing herein shall be construed to establish a partnership or joint venture relationship between the parties. Each party has sole responsibility for the payment of each of its employee's wages, payroll taxes and benefits. By virtue hereof, neither party assumes, directly or by implication, the debts, obligations, taxes or liabilities of the other party.

19.  FORCE MAJEURE

     If either the Hospital or Management Co. is delayed or prevented from fulfilling any of its obligations under this Agreement by force majeure, such party shall not be liable under this Agreement for the delay or failure. "Force Majeure" means any cause beyond the reasonable control of a party, including but not limited to an act of God, act or omission of civil or military authorities of a state or nation, fire, strike, flood, riot, war, delay of transportation, or inability due to any of these causes to provide or obtain necessary labor, materials or facilities.

20.  EXCLUSIVITY

     The relationship between Management Co. and the Hospital with respect to the Agency shall be exclusive in that neither Management Co. nor any of its subsidiaries will, directly or indirectly, during the term of this Agreement, manage, own or affiliate or consult with any home health agency providing services in any of the counties for which the Agency (or any additional agency managed by Management Co. pursuant to Section 21) has a license to provide home health services. Such exclusivity will not, however, apply (a) after termination or non-renewal of this Agreement,
     (b) to management services provided by Management Co. to home health agencies not doing business inside the identified geographic area, (c) to management services provided by Management Co. to entities other than home health agencies, (d) any other business ventures of Management Co. not encompassed within the foregoing provision, or (e) to Management Co.'s ownership, operation, or management of, consulting for or affiliation with House Calls of America, Inc.

21.  ADDITIONAL COUNTIES AND HOME HEALTH AGENCIES

     The Hospital hereby grants Management Co. the right to manage, pursuant to the terms set forth herein, the operations of the Agency in any additional counties added to the Hospital's license and any additional home health agencies acquired by the Hospital during the term of this Agreement. The parties will execute such amendments to this Agreement as may be necessary or appropriate to document Management Co.'s management of such additional counties or agencies.

22.  DISPUTE RESOLUTION

     Any material dispute between the parties arising under this Agreement which is not resolved by good faith negotiation (including, without limitation, disputes under Subsection 4(d), Section 19 or Exhibit A) may be submitted by either party to binding arbitration in Louisville, Kentucky in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award may be entered in any court with jurisdiction thereof. The costs of arbitration shall be borne by the parties in proportions decided by the arbitrator(s).

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

NATIONAL HEALTH INDUSTRIES, INC.


By: _________________________________


Title:________________________________


GALEN OF KENTUCKY, INC. d/b/a
SOUTHWEST HOSPITAL


By:___________________________________


Title:__________________________________

MANAGEMENT FEES

CHARGE/VISIT AND
CHARGE/WAIVER UNIT

               Home Health
Services            (Visits)       Services            Waiver Units

GENERAL MANAGEMENT                    GENERAL MANAGEMENT
0 - 30,000 Visits      $8.00          0 - 5,000 Units       $1.30
30,001 + Visits        $5.33          5,000 + Units         $2.67

COMPUTER                              COMPUTER
0 - 30,000             $1.00          0 - 5,000 Units       $0.50
30,001 + Visits        $0.67          5,000 +               $0.33

TOTAL                                 TOTAL
0 - 30,000 Visits      $9.00          0 - 5,000 Units       $5.00
30,001 + Visits        $6.00          5,001 + Units         $3.00